UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2009

Nuveen Arizona Municipal Bond Fund	Nuveen Colorado Municipal Bond Fund	Nuveen New Mexico Municipal Bond Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio manager describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

July 23, 2009

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Portfolio manager Scott Romans examines economic and market conditions, key investment strategies and the performance of the Nuveen Arizona, Colorado and New Mexico Municipal Bond Funds. Scott, who has eight years of investment experience, has managed the Funds since 2003.

What factors had the greatest influence on the U.S. economy and the national municipal market during the twelve-month period ended May 31, 2009?

For significant stretches of the reporting period – especially the final four months of 2008 – it was an extraordinarily difficult time for the municipal bond market. Overall, the period was characterized by a rapidly weakening economy. After posting an annual growth rate of 2.8% in the second quarter of 2008, the U.S. economy – as indicated by gross domestic product (GDP), a measure of national economic output – fell by an annualized 0.5% in the third quarter of 2008, 6.3% in the final quarter of 2008 and 5.5% in the first quarter of 2009. This was the worst economic performance seen in the United States in more than 50 years. The ongoing housing slump continued to trouble the economy, with the average home price falling 18.1% nationally between April 2008 and April 2009, pushing home values to mid-2003 levels.

As the economy weakened, unemployment rose. The national jobless rate was 9.4% in May 2009, up from 8.9% the previous month and 5.5% the previous May. Between the start of the recession in December 2007 and May 2008, more than 6 million jobs were lost, according to the U.S. Bureau of Labor Statistics. May 2009, marked the 17th consecutive month of job losses.

At the same time, inflation remained subdued, as the Consumer Price Index (CPI), reflecting a 27% drop in energy prices, fell 1.3% on a year-over-year basis as of May 2009. It was the largest twelve-month decline since 1950. The core CPI (which excludes food and energy prices) rose 1.8% during this same period, below the Fed’s unofficial target of 2.0%.

In this environment, a credit crunch developed, as banks and other financial institutions became highly reluctant to lend. With investment capital scarce, bond issuers found it more difficult to refinance debt. Among the casualties one of the most prominent was investment bank Lehman Brothers, whose fall was one trigger for a big decline in the equity and fixed-income markets, including the municipal bond market. Only U.S. Treasuries emerged from the fall 2008 downturn stronger, as nervous investors flocked to what they believed was the most resilient segment of the financial markets.

Seeking to stimulate the economy and loosen the flow of credit, the federal government passed a $700 billion financial-industry rescue package in October 2008. It was followed

2	Nuveen Investments

by a $787 billion economic stimulus package in February 2009. The Federal Reserve Board (Fed) also was quite aggressive in its attempts to boost growth and restart credit markets. With inflation relatively contained for much of the period – thanks in large part to declining energy prices – the Fed cut interest rates repeatedly in 2008. Starting the period at a target rate of 2%, the central bank’s boldest move came in December 2008, when the target federal funds rate was reduced to a record low of 0 – 0.25%. In March 2009, the Fed announced plans to buy $300 billion in Treasury securities in an effort to improve credit market conditions. The Fed also planned to purchase an additional $750 billion of agency mortgage-backed securities to bolster the housing market.

During the period, the nation’s financial institutions and markets experienced significant turmoil and saw reduced demand for many types of securities, leading to declines in their valuations. Municipal bonds and the mutual funds that invest in them were no exception. Their prices declined sharply while their yields, which move in the opposite direction, rose accordingly and remained high relative to recent history. With investors feeling highly risk averse, on a relative basis, lower-rated bonds did especially poorly because of their added credit risk. Meanwhile, the yield curve steepened dramatically, with yields on longer-dated bonds rising and their prices falling much more quickly than those on shorter-dated issues – a situation that indicated investors’ preference for bonds with less interest rate risk.

Beginning in late December and proceeding through most of the first five months of 2009, market conditions became much more favorable for municipal bond investors. Many of the same longer-duration, lower-credit-quality bonds that were significant underperformers in the fall of 2008 began to perform substantially better. Among other factors, a combination of attractive valuations and increased interest from institutional investors led to a significant rise in municipal bond prices and a corresponding decline in yields. Another positive impact was the reduced supply of tax-exempt municipal debt, in part because of the introduction of “Build America” bonds in the final few months of the period. This new class of taxable municipal debt – created as part of the February 2009 economic stimulus package – provides municipal issuers with a 35% annual federal income tax credit on their interest payments. For many borrowers, these bonds provided an attractive alternative to issuing traditional tax-exempt debt. The Build America bond program got off to a quick start and effectively diverted high-grade tax-exempt new-issue supply into the taxable market. Therefore, a combination of lower issuance along with higher demand provided additional support to municipal bond prices. For the twelve months ending May 31, 2009, municipal bond issuance nationwide totaled approximately $410 billion, a drop of 12% compared with the prior twelve months. While market conditions during this period influenced the demand for municipal bonds, investors – and especially individual investors – remained attracted by the high tax-equivalent yields offered by municipal bonds relative to taxable bonds.

What type of economic environment did the three states profiled in this report experience during the period?

At period end, Arizona held credit ratings of Aa3/AA from Moody’s and Standard & Poor’s (S&P), respectively. In Nuveen’s opinion, Arizona’s fiscal situation benefited from manageable debt levels and strong population growth. Yet the state’s financial flexibility

Nuveen Investments	3

also has decreased because of the use of nonrecurring revenues and reserve funds to fill budget gaps. Arizona’s growing population also continues to put pressure on the state’s ability to provide public services. According to Moody’s Economy.com, Arizona’s recession has deepened in large part because of significant weakness in the state’s housing market. In fact, Arizona’s downturn has been one of the sharpest in the country, made worse by job losses in the housing-related industries which includes the construction and manufacturing industries as well. Despite these troubles, Arizona’s May 2009 unemployment rate of 8.2% was below the national jobless average of 9.4%. For the twelve months ending May 31, 2009, new Arizona municipal issuance totaled $10.1 billion. That reflected a 4% year-over-year decline, compared with a national drop in supply of 12% during the same time frame.

Although Colorado’s economy has struggled, it has proven somewhat more resilient than the rest of the nation. The state’s economy is diversified with a large manufacturing and tourism base and also features prominent energy, mining and military components. Further, the housing market in Colorado failed to rise as high as in other parts of the country, meaning it did not have as far to fall in the downturn. As of the end of the reporting period, the state’s unemployment rate stood at a well-below-average 7.6%. New municipal bond issuance in Colorado totaled $8.1 billion during the twelve months ending May 31, 2009, reflecting a year-over-year decrease of 10%, slightly below the national decline of 12% during the same time span. As of May 2009, the state maintained credit ratings of Aa3 and AA- from Moody’s and Standard & Poor’s (S&P), respectively.

In May 2009, New Mexico’s unemployment rate was a much-better-than-average 6.5%, up sharply from the previous month’s rate of 5.8% and the previous year’s 4.0%. During the first quarter of 2009, the recession in New Mexico worsened, but the relative stability offered by a number of federal government employers – including the presence of an expanding U.S. military and several national laboratories – has helped to temper the effects of the state’s economic downturn. In addition, despite the economic impact of a weaker residential housing market, a number of technology-related construction projects could ease the impact of the downturn in building activity. New Mexico saw $3.2 billion worth of municipal bond issuance during the twelve months ending May 31, 2009, reflecting a year-over-year increase of 6%, compared with a national drop in supply of 12% during the same time frame. At period end, the state’s credit ratings were Aa1 and AA+ from Moody’s and Standard & Poor’s (S&P), respectively.

How did the Funds perform during the twelve-month period?

The table on page five provides Class A Share total returns for the three Funds for the one-year, five-year and ten-year periods ending May 31, 2009. Each Fund’s total returns are compared with the returns of its corresponding Lipper Peer Fund Category Average, the national Barclays Capital Municipal Bond Index and its respective national and state-specific Standard & Poor’s (S&P) municipal bond index.

The Arizona Fund’s Class A Shares at net asset value outperformed the Fund’s Lipper peer group average during the past year but trailed the Barclays Capital National Municipal Bond Index and the Standard & Poor’s national and state-specific (S&P) municipal bond indexes. The Colorado Fund’s Class A Shares at net asset value trailed its

4	Nuveen Investments

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Arizona Municipal Debt Funds Category Average contained 32, 26 and 21 funds for the one-year, five-year and ten-year periods respectively, ended May 31, 2009. The Lipper Colorado Municipal Debt Funds Category Average had 22, 20 and 17 respectively, funds and the Lipper Other States Municipal Debt Funds Category Average had 151, 133 and 117 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Barclays Capital Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

3	The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment grade municipal bond market. The index does not reflect any initial or ongoing expenses and is not available for direct investment.

4	The Standard & Poor’s (S&P) Arizona Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Arizona municipal bond market. The Standard & Poor’s (S&P) Colorado Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Colorado municipal bond market. The Standard & Poor’s (S&P) New Mexico Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade New Mexico municipal bond market. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

Lipper peer group average as well as the Barclays Capital national and the Standard & Poor’s (S&P) national and state municipal bond indexes.

Class A Shares – Total Returns

As of 5/31/09

	Average Annual
	1-Year	5-Year	10-Year
Nuveen Arizona Municipal Bond Fund
A Shares at NAV	-0.65%	2.84%	3.49%
A Shares at Offer	-4.79%	1.96%	3.05%
Lipper Arizona Municipal Debt Funds Category Average[1]	-0.97%	3.28%	3.69%
Barclays Capital Municipal Bond Index[2]	3.58%	4.42%	4.95%
Standard & Poor’s (S&P) National Municipal Bond Index[3]	2.02%	4.21%	4.81%
Standard & Poor’s Arizona Municipal Bond Index[4]	2.73%	4.30%	4.74%
Nuveen Colorado Municipal Bond Fund
A Shares at NAV	-1.67%	3.05%	3.40%
A Shares at Offer	-5.78%	2.17%	2.96%
Lipper Colorado Municipal Debt Funds Category Average[1]	-1.03%	2.94%	3.60%
Barclays Capital Municipal Bond Index[2]	3.58%	4.42%	4.95%
Standard & Poor’s (S&P) National Municipal Bond Index[3]	2.02%	4.21%	4.81%
Standard & Poor’s Colorado Municipal Bond Index[4]	1.27%	4.00%	4.78%
Nuveen New Mexico Municipal Bond Fund
A Shares at NAV	1.19%	3.80%	3.78%
A Shares at Offer	-3.07%	2.92%	3.34%
Lipper Other States Municipal Debt Funds Category Average[1]	0.51%	3.04%	3.61%
Barclays Capital Municipal Bond Index[2]	3.58%	4.42%	4.95%
Standard & Poor’s (S&P) National Municipal Bond Index[3]	2.02%	4.21%	4.81%
Standard & Poor’s New Mexico Municipal Bond Index[4]	4.05%	4.59%	5.03%

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns at NAV would be lower if the sales charge were included. Class A Shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	5

The New Mexico Fund’s Class A Shares at net asset value outpaced its Lipper peer group average, although the Fund trailed its Barclays Capital and Standard & Poor’s (S&P) national and state municipal bond indexes. The factors determining the performance of each Fund are discussed later in this report.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

All three Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the three portfolios as well as market conditions within each state.

The Arizona and Colorado Funds were significantly underweighted in high-quality bonds. At the same time, both the Arizona and New Mexico Funds had higher exposure to non-rated debt, while in the Colorado portfolio, we were overweighted in BBB-rated securities. The combination of lower weightings in higher-rated issues and elevated exposure to bonds with weaker credit quality detracted from all three Funds’ performance, as risk-averse investors favored higher-quality securities over their lower-rated counterparts.

In the Arizona and to a lesser extent the Colorado Fund, we owned multi-family housing project bonds whose interest payments were guaranteed by bank/mortgage lender SunTrust, through a unit of troubled insurance conglomerate American International Group (AIG). AIG’s financial difficulties caused credit spreads on these SunTrust-backed bonds to widen dramatically, meaning that investors were demanding higher interest payments in exchange for owning the securities. In response, the bonds’ prices fell, and our position ended up having a meaningfully negative performance impact on both Funds.

Also detracting from the Arizona Fund’s performance was an overweighting in “dirt deals” – bonds that fund community development projects tied to new residential housing developments. When investing in this debt, we favored only the highest-quality issuers as well as those backed by general tax revenues, which provided an extra layer of security. Nevertheless, because these bonds tend to be lower-rated, they too were victims of widening credit spreads during the period.

The Arizona Fund had relatively modest exposure to pre-refunded bonds. These securities are typically backed by escrowed U.S. Treasury bonds and have extremely short maturities. Our advance refunded bonds performed very well because of their very high credit quality and short durations. However, we were underexposed relative to these securities and would have benefited from owning even more of them.

The New Mexico Fund was helped by an underweighting in tax-supported bonds, while having elevated exposure to bonds on the short end of the yield curve – which underperformed more-interest-rate-sensitive longer-dated bonds – also contributed to results. Similarly, the Arizona and Colorado Funds benefited from their smaller exposure to the longest-duration bonds, while an overweighting in intermediate-duration issues further contributed to the Colorado Fund’s performance. At the same time, the Colorado Fund was hurt by its insufficient exposure to shorter-dated securities.

6	Nuveen Investments

Of a final note, the Colorado Fund was hurt by our elevated exposure to municipal bond insurance companies – especially XL Capital Assurance (XLCA) – whose credit ratings were downgraded as the financial markets deteriorated. Many of the insured bonds in the Colorado municipal market as well as the portfolio were of lower underlying credit quality. These securities were among the biggest decliners during the period, as investors stopped ascribing value to the bond insurance, and as the securities’ prices fell to reflect the underlying credit quality of the issuers instead of the insurers.

At various times throughout the period but especially in the fourth quarter of 2008, we took advantage of credit-spread widening to buy tax-exempt securities at historically very low prices and very high yields. In the new issue market, there was not much supply available for purchase. When new issuance did come to market, it frequently did so under distressed terms. This provided buyers with significantly more leverage than sellers, who were forced to offer exceptionally favorable terms. In the Arizona Fund, for example, we bought BBB-rated bonds with coupon income of 7.75% – three full percentage points above that offered by comparable AAA-rated issues. We found ample opportunities to do this kind of opportunistic buying in Arizona but many fewer in the Colorado and New Mexico Funds.

The large number of Arizona bonds available for purchase allowed us to reduce that Fund’s exposure to Puerto Rico-issued bonds – fully-tax-exempt credits that had risen in price since we originally bought them. Thus, we were able to accomplish several goals at once – increase our exposure to Arizona debt, decrease our allocation to territorial bonds, and invest in securities with a superior risk/reward tradeoff. We also funded recent purchases through the proceeds of bond calls as well as by selling certain securities with characteristics recently prized by individual investors – high credit quality, intermediate maturities, shorter call dates and discount prices.

As we mentioned, our investment activity during the period was much more muted in the Colorado Fund. The state’s municipal bond market is unique in featuring a relatively large number of lower-rated bonds backed by financially weaker municipal bond insurance companies. This left us with fewer desirable opportunities to make purchases during the period. Despite the reduced investment activity, we did make a handful of new purchases, primarily in the second half of the period. These included insured bonds as well as some non-insured, lower-rated issues offering what we saw as unusually strong values. When buying insured credits, we focused only on high-quality insurers and did so only when we felt we were being sufficiently compensated for the risk involved. As with the Arizona Fund, we funded new purchases through bond calls as well as by selling certain highly rated bonds whose structures made them attractive to individual investors.

Investment activity was even more modest in the New Mexico Fund. Throughout the period, we sought to balance remaining fully invested while keeping the Fund sufficiently liquid to avoid selling bonds at distressed prices. (In fact, we pursued this strategy in all three Funds, but it featured most prominently in New Mexico during the past year.) While we saw no compelling opportunities to add lower-rated bonds to the portfolio, in mid-November 2008, we were able to buy newly issued AA-rated hospital bonds offering coupon interest of 6.875% and a historically wide spread of 1.5 percentage points above comparable AAA-rated securities. We also added a handful of other higher-rated bond

Nuveen Investments	7

issues during the period. Our modest purchase activity was funded primarily through the proceeds of new investments into the Fund, as well as through the proceeds of bond calls, advance refundings, and the sale of intermediate-maturity bonds with shorter call dates.

Dividend Information

All share classes of all three Funds experienced a dividend increase in February 2009. In addition, the Class B and C Shares of the Arizona Fund and the Class B Shares of the New Mexico Fund saw dividend increases in November 2008, while the Class B Shares of the Colorado Fund saw its dividend rise in August 2008.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2009, all three Funds had positive UNII balances for tax purposes. The Arizona and New Mexico Funds had positive UNII balances and the Colorado Fund had a negative UNII balance for financial statement purposes.

8	Nuveen Investments

Nuveen Arizona Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Colorado Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the Barclays Capital Municipal Bond Index and their relevant Standard & Poor’s (S&P) index. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged national index comprising a broad range of investment grade municipal bonds. The S&P National Municipal Bond Index is a market value weighted index designed to measure the performance of the investment grade U.S. municipal bond market. The S&P Arizona Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Arizona municipal bond market. The S&P Colorado Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Colorado municipal bond market. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.2%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	9

Nuveen New Mexico Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Fund compared with the Barclays Capital Municipal Bond Index and their relevant Standard & Poor’s (S&P) index. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged national index comprising a broad range of investment grade municipal bonds. The S&P National Municipal Bond Index is a market value weighted index designed to measure the performance of the investment grade U.S. municipal bond market. The S&P New Mexico Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade New Mexico municipal bond market. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflect the initial maximum sales charge applicable to Class A Shares (4.2%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

10	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Arizona Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FAZTX	FAZBX	FAZCX	NMARX
NAV	$9.82	$9.82	$9.81	$9.82
Latest Monthly Dividend[2]	$0.0375	$0.0315	$0.0330	$0.0390
Latest Capital Gain Distribution[3]	$0.0166	$0.0166	$0.0166	$0.0166
Inception Date	10/29/86	2/03/97	2/07/94	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	-0.65%	-4.79%
5-Year	2.84%	1.96%
10-Year	3.49%	3.05%

B Shares	w/o CDSC	w/CDSC
1-Year	-1.41%	-5.21%
5-Year	2.07%	1.90%
10-Year	2.87%	2.87%

C Shares	NAV
1-Year	-1.23%
5-Year	2.29%
10-Year	2.92%

I Shares	NAV
1-Year	-0.46%
5-Year	3.04%
10-Year	3.69%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.58%	4.39%
30-Day Yield[4]	3.83%	—
SEC 30-Day Yield[4,5]	—	3.67%
Taxable-Equivalent Yield[5,6]	5.57%	5.34%

B Shares	NAV
Dividend Yield[4]	3.85%
30-Day Yield[4]	3.09%
Taxable-Equivalent Yield[6]	4.50%

C Shares	NAV
Dividend Yield[4]	4.04%
30-Day Yield[4]	3.28%
Taxable-Equivalent Yield[6]	4.77%

I Shares	NAV
Dividend Yield[4]	4.77%
SEC 30-Day Yield[4]	4.03%
Taxable-Equivalent Yield[6]	5.87%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	0.03%	-4.20%
5-Year	2.64%	1.76%
10-Year	3.66%	3.22%

B Shares	w/o CDSC	w/CDSC
1-Year	-0.73%	-4.55%
5-Year	1.88%	1.71%
10-Year	3.05%	3.05%

C Shares	NAV
1-Year	-0.55%
5-Year	2.08%
10-Year	3.08%

I Shares	NAV
1-Year	0.22%
5-Year	2.84%
10-Year	3.86%

Portfolio Statistics

Net Assets ($000)	$68,025
Average Effective Maturity on Securities (Years)	15.16
Average Duration	6.42

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.03%	1.02%	5/31/08
Class B	1.78%	1.77%	5/31/08
Class C	1.58%	1.57%	5/31/08
Class I	0.83%	0.82%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Paid December 5, 2008. Capital gains are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

Nuveen Investments	11

Fund Spotlight as of 5/31/09 Nuveen Arizona Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	31.8%
Health Care	18.0%
Tax Obligation/General	16.2%
U.S. Guaranteed	10.6%
Water and Sewer	8.5%
Education and Civic Organizations	7.3%
Other	7.6%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,097.90	$1,093.70	$1,094.90	$1,098.90	$1,020.29	$1,016.55	$1,017.55	$1,021.24
Expenses Incurred During Period	$4.86	$8.77	$7.73	$3.87	$4.68	$8.45	$7.44	$3.73

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .93%, 1.68%, 1.48% and ..74% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Colorado Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FCOTX	FCOBX	FCOCX	FCORX
NAV	$9.48	$9.48	$9.45	$9.45
Latest Monthly Dividend[2]	$0.0360	$0.0300	$0.0315	$0.0375
Inception Date	5/04/87	2/25/97	2/05/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	-1.67%	-5.78%
5-Year	3.05%	2.17%
10-Year	3.40%	2.96%

B Shares	w/o CDSC	w/CDSC
1-Year	-2.44%	-6.20%
5-Year	2.26%	2.09%
10-Year	2.78%	2.78%

C Shares	NAV
1-Year	-2.25%
5-Year	2.47%
10-Year	2.83%

I Shares	NAV
1-Year	-1.55%
5-Year	3.24%
10-Year	3.59%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.56%	4.36%
30-Day Yield[3]	4.06%	—
SEC 30-Day Yield[3,4]	—	3.89%
Taxable-Equivalent Yield[4,5]	5.91%	5.66%

B Shares	NAV
Dividend Yield[3]	3.80%
30-Day Yield[3]	3.32%
Taxable-Equivalent Yield[5]	4.83%

C Shares	NAV
Dividend Yield[3]	4.00%
30-Day Yield[3]	3.52%
Taxable-Equivalent Yield[5]	5.12%

I Shares	NAV
Dividend Yield[3]	4.76%
SEC 30-Day Yield[3]	4.27%
Taxable-Equivalent Yield[5]	6.22%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-1.22%	-5.41%
5-Year	2.70%	1.83%
10-Year	3.53%	3.09%

B Shares	w/o CDSC	w/CDSC
1-Year	-1.98%	-5.75%
5-Year	1.95%	1.78%
10-Year	2.92%	2.92%

C Shares	NAV
1-Year	-1.79%
5-Year	2.16%
10-Year	2.97%

I Shares	NAV
1-Year	-0.99%
5-Year	2.92%
10-Year	3.74%

Portfolio Statistics

Net Assets ($000)	$41,110
Average Effective Maturity on Securities (Years)	15.19
Average Duration	7.06

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.93%	0.91%	5/31/08
Class B	1.68%	1.65%	5/31/08
Class C	1.48%	1.46%	5/31/08
Class I	0.74%	0.72%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

Nuveen Investments	13

Fund Spotlight as of 5/31/09 Nuveen Colorado Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	29.1%
Health Care	22.1%
Education and Civic Organizations	15.9%
U.S. Guaranteed	15.9%
Tax Obligation/General	6.0%
Other	11.0%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,083.10	$1,078.80	$1,078.90	$1,083.30	$1,020.19	$1,016.55	$1,017.50	$1,021.24
Expenses Incurred During Period	$4.93	$8.71	$7.72	$3.84	$4.78	$8.45	$7.49	$3.73

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .95%, 1.68%, 1.49% and ..74% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

14	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen New Mexico Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FNMTX	FNMBX	FNMCX	FNMRX
NAV	$9.93	$9.94	$9.95	$10.00
Latest Monthly Dividend[2]	$0.0350	$0.0290	$0.0305	$0.0365
Inception Date	9/16/92	2/18/97	2/24/97	2/24/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	1.19%	-3.07%
5-Year	3.80%	2.92%
10-Year	3.78%	3.34%

B Shares	w/o CDSC	w/CDSC
1-Year	0.51%	-3.37%
5-Year	3.04%	2.87%
10-Year	3.17%	3.17%

C Shares	NAV
1-Year	0.63%
5-Year	3.25%
10-Year	3.21%

I Shares	NAV
1-Year	1.47%
5-Year	4.03%
10-Year	4.00%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.23%	4.05%
30-Day Yield[3]	3.41%	—
SEC 30-Day Yield[3,4]	—	3.27%
Taxable-Equivalent Yield[4,5]	4.98%	4.77%

B Shares	NAV
Dividend Yield[3]	3.50%
30-Day Yield[3]	2.66%
Taxable-Equivalent Yield[5]	3.88%

C Shares	NAV
Dividend Yield[3]	3.68%
30-Day Yield[3]	2.86%
Taxable-Equivalent Yield[5]	4.18%

I Shares	NAV
Dividend Yield[3]	4.38%
SEC 30-Day Yield[3]	3.61%
Taxable-Equivalent Yield[5]	5.27%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	1.58%	-2.66%
5-Year	3.55%	2.67%
10-Year	3.88%	3.44%

B Shares	w/o CDSC	w/CDSC
1-Year	0.80%	-3.09%
5-Year	2.77%	2.59%
10-Year	3.26%	3.26%

C Shares	NAV
1-Year	1.01%
5-Year	2.99%
10-Year	3.31%

I Shares	NAV
1-Year	1.86%
5-Year	3.77%
10-Year	4.08%

Portfolio Statistics

Net Assets ($000)	$63,072
Average Effective Maturity on Securities (Years)	16.67
Average Duration	6.58

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.89%	0.87%	5/31/08
Class B	1.64%	1.62%	5/31/08
Class C	1.44%	1.42%	5/31/08
Class I	0.69%	0.67%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

Nuveen Investments	15

Fund Spotlight as of 5/31/09 Nuveen New Mexico Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Water and Sewer	20.2%
Tax Obligation/Limited	18.5%
U.S. Guaranteed	14.2%
Education and Civic Organizations	12.8%
Housing/Single Family	10.6%
Housing/Multifamily	9.3%
Health Care	8.0%
Other	6.4%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,100.40	$1,096.30	$1,097.20	$1,101.90	$1,020.39	$1,016.70	$1,017.65	$1,021.34
Expenses Incurred During Period	$4.77	$8.62	$7.63	$3.77	$4.58	$8.30	$7.34	$3.63

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .91%, 1.65%, 1.46% and ..72% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16	Nuveen Investments

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.0%

$790	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$658,260
	Education and Civic Organizations – 7.0%

1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/21 – AMBAC Insured	7/15 at 100.00	A	1,033,860

550	Arizona Student Loan Acquisition Authority, Student Loan Revenue Refunding Bonds, Senior Series 1999A-1, 5.900%, 5/01/24 (Alternative Minimum Tax)	11/09 at 102.00	Aaa	552,426

1,335	Northern Arizona University, System Revenue Refunding Bonds, Series 2006, 5.000%, 6/01/25 – FGIC Insured	6/17 at 100.00	AA–	1,356,120

1,025	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	781,706

1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	799,310

215	Yavapai County Community College District, Arizona, Revenue Bonds, Series 1993, 6.000%, 7/01/12	7/09 at 100.00	A–	215,191
5,125	Total Education and Civic Organizations			4,738,613
	Energy – 1.5%

1,250	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	1,025,250
	Health Care – 17.3%

1,335	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	A+	1,299,703

1,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 1.619%, 1/02/37	1/17 at 100.00	A+	477,000

1,770	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	A+	1,752,282

700	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB	564,543

1,035	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB	810,291

1,675	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 1998A, 5.000%, 7/01/16	7/10 at 100.00	A	1,685,486

900	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	910,521

1,290	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,192,566

1,500	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/35	7/15 at 100.00	BBB+	1,231,950

1,005	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	6/09 at 100.00	N/R	773,388

1,250	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A, 6.000%, 8/01/33	8/13 at 100.00	Baa2	1,054,188
13,460	Total Health Care			11,751,918
	Housing/Multifamily – 3.2%

2,455	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Western Groves Apartments Project, Series 2001B, Pass through Certificates Series 2002-4, 5.800%, 11/01/34 (Mandatory put 11/01/21) (Alternative Minimum Tax)	12/11 at 100.00	N/R	2,060,899

Nuveen Investments	17

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$2,080	Phoenix Industrial Development Authority, Arizona, Subordinate Lien Multifamily Housing Revenue Bonds, Arborwood Apartments, Series 2003B, 0.000%, 6/01/43 (4)	No Opt. Call	N/R	$119,080
4,535	Total Housing/Multifamily			2,179,979
	Tax Obligation/General – 15.5%

2,000	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 3.000%, 7/01/28	7/18 at 100.00	A2	1,987,020

1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, Second Series 2005, 5.000%, 7/01/20 – FGIC Insured	7/15 at 100.00	AA–	1,062,970

2,715	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Series 2008C, 5.000%, 7/01/27	7/18 at 100.00	A2	2,742,530

310	Maricopa County Unified School District 80, Chandler, Arizona, School Improvement and Refunding Bonds, Series 1994, 6.250%, 7/01/11 – FGIC Insured	No Opt. Call	AA	336,093

700	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 1992D, 7.500%, 7/01/10 – FGIC Insured	No Opt. Call	AA–	744,940

2,000	Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16	No Opt. Call	AA–	2,384,000

1,250	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/25 – MBIA Insured	7/16 at 100.00	AA–	1,276,113
9,975	Total Tax Obligation/General			10,533,666
	Tax Obligation/Limited – 30.4%

785	Bullhead City, Arizona, Special Assessment Bonds, East Branch Sewer Improvement District, Series 1993, 6.100%, 1/01/13	7/09 at 100.00	Baa2	778,414

563	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	351,734

525	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.550%, 7/01/22	7/17 at 100.00	N/R	367,012

665	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.125%, 7/15/27	7/17 at 100.00	N/R	487,791

431	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/10 at 102.00	N/R	388,391

3,000	Glendale Western Loop 101 Public Facilities Corporation, Arizona, Third Lien Excise Tax Revenue Bonds, Series 2008B, 6.250%, 7/01/38	1/14 at 100.00	AA	3,101,008

1,232	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	Baa1	954,541

1,115	Maricopa County Stadium District, Arizona, Revenue Refunding Bonds, Series 2002, 5.375%, 6/01/17 – AMBAC Insured	6/12 at 100.00	N/R	1,193,953

590	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	451,020

1,600	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 – FSA Insured	7/15 at 100.00	AAA	1,681,248

	Peoria Improvement District, Arizona, Special Assessment District 8801 Bonds, North Valley Power Center, Series 1992:

425	7.300%, 1/01/12	7/09 at 101.00	A	431,379

285	7.300%, 1/01/13	7/09 at 101.00	A	289,278

1,000	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	Baa2	971,300

3,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	A	2,774,460

1,000	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/21	7/11 at 100.00	BBB	876,170

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,670	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A–		$1,649,943

	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007:

265	6.000%, 7/15/27	7/17 at 100.00	N/R		191,481

310	6.050%, 7/15/32	7/17 at 100.00	N/R		211,070

2,770	Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004, 5.250%, 7/01/18 –AMBAC Insured	7/14 at 100.00	AAA		3,046,806

555	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	Baa1		497,036
21,786	Total Tax Obligation/Limited				20,694,035
	U.S. Guaranteed – 10.1% (5)

200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 101.00	N/R	(5)	213,062

1,550	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network, Series 2000, 6.875%, 12/01/20 (Pre-refunded 12/01/10)	12/10 at 102.00	BBB	(5)	1,708,395

115	Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds, Phoenix Baptist Hospital and Medical Center Inc. and Medical Environments Inc., Series 1992, 6.250%, 9/01/11 – MBIA Insured (ETM)	9/09 at 100.00	A	(5)	119,649

1,525	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – MBIA Insured (ETM)	No Opt. Call	A	(5)	1,890,207

370	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/16 (Pre-refunded 4/01/15)	4/15 at 100.00	BBB	(5)	425,918

2,250	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)	12/11 at 101.00	N/R	(5)	2,521,058
6,010	Total U.S. Guaranteed				6,878,289
	Utilities – 1.7%

1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/15	No Opt. Call	AA		1,147,930

30	Pima County Industrial Development Authority, Arizona, Lease Obligation Revenue Refunding Bonds, Tucson Electric Power Company, Series 1988A, 7.250%, 7/15/10 – FSA Insured	7/09 at 100.00	Aa3		30,156
1,030	Total Utilities				1,178,086
	Water and Sewer – 8.1%

1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured	7/14 at 100.00	BBB		910,731

1,000	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/30 – SYNCORA GTY Insured	7/16 at 100.00	BBB		828,060

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – MBIA Insured	7/14 at 100.00	AA+		1,028,890

1,415	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22	7/14 at 100.00	AAA		1,441,361

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:

555	4.700%, 4/01/22	4/14 at 100.00	N/R		487,462

645	4.900%, 4/01/32	4/17 at 100.00	N/R		508,866

Nuveen Investments	19

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$420	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	$308,620
6,040	Total Water and Sewer			5,513,990

$70,001	Total Investments (cost $68,347,074) – 95.8%			65,152,086
	Other Assets Less Liabilities – 4.2%			2,873,176
	Net Assets – 100%			$68,025,262

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

20	Nuveen Investments

Portfolio of Investments

Nuveen Colorado Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 15.5%

$430	Boulder County, Colorado, Development Revenue Bonds, University Corporation for Atmospheric Research, Series 2003, 5.000%, 9/01/23 – AMBAC Insured	9/13 at 100.00	A	$439,215

1,440	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools – Adams County School District 12, Series 2004, 5.250%, 5/01/17 – SYNCORA GTY Insured	5/14 at 100.00	A	1,443,643

1,130	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aurora Academy, Series 2004, 5.375%, 2/15/19 – SYNCORA GTY Insured	2/14 at 100.00	A	1,117,796

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	3/17 at 100.00	A	795,200

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	402,235

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Ridgeview Classical Schools, Series 2005A, 5.500%, 8/15/25 – SYNCORA GTY Insured	8/15 at 100.00	A	946,550

1,355	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Series 2004, 5.250%, 6/01/24 – SYNCORA GTY Insured	6/14 at 100.00	A	1,249,080
6,855	Total Education and Civic Organizations			6,393,719
	Health Care – 21.6%

500	Colorado Health Facilities Authority Revenue Bonds (Catholic Health Initiatives) Series 2008D The Health, Educational and Housing Facility Board of the City of Chattanooga, Tennessee Revenue Bonds (Catholic Health Initiatives) Series 2008D Montgomery, 6.250%, 10/01/33	10/18 at 100.00	AA	543,030

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2006D, 5.125%, 11/15/29	11/16 at 100.00	A+	1,433,160

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	BBB	891,870

750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB–	572,108

1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	936,430

560	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A–	494,519

1,400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005A, 5.200%, 3/01/31 – FSA Insured	9/18 at 102.00	AAA	1,369,550

500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2001, 5.800%, 1/15/27	1/12 at 100.00	BBB+	482,850

885	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2000, 6.375%, 12/15/30	12/10 at 101.00	A–	886,912

420	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	344,177

500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23	12/13 at 102.00	BBB–	473,985

500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37	5/16 at 100.00	A3	434,590
9,515	Total Health Care			8,863,181
	Housing/Multifamily – 2.7%

1,340	Colorado Housing Finance Authority, Multifamily Housing Revenue Bonds, Castle High Apartments Project, Series 2001B, Pass Though Certificates 2001-2, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	12/10 at 100.00	N/R	1,127,141

Nuveen Investments	21

Portfolio of Investments

Nuveen Colorado Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 0.6%

$95	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 1999C-3, 6.750%, 10/01/21	10/09 at 105.00	Aa2	$101,698

105	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000A-2, 7.450%, 10/01/16 (Alternative Minimum Tax)	10/09 at 105.00	Aa2	108,946

45	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000C-3, 7.150%, 10/01/30	4/10 at 105.00	AA	46,062
245	Total Housing/Single Family			256,706
	Long-Term Care – 1.9%

1,000	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002A, 5.500%, 12/01/33 – RAAI Insured	12/12 at 100.00	BBB–	786,510
	Tax Obligation/General – 5.9%

1,650	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 – FGIC Insured	12/14 at 100.00	Aa2	1,812,921

500	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	Aa3	597,375
2,150	Total Tax Obligation/General			2,410,296
	Tax Obligation/Limited – 28.4%

500	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 5.500%, 12/01/28 – FSA Insured	12/13 at 100.00	AAA	502,370

2,000	Colorado, Certificates of Participation, UCDHSC Fitzsimons Academic Projects, Series 2005B, 5.250%, 11/01/24 – MBIA Insured	11/15 at 100.00	AA–	2,094,140

2,000	Conservatory Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	BBB–	1,541,640

1,000	Eagle Bend Metropolitan District 2, Colorado, General Obligation Bonds, Series 2003, 5.250%, 12/01/23 – RAAI Insured	No Opt. Call	BBB	825,840

1,000	Larimer County, Colorado, Sales and Use Tax Revenue Bonds, Fairgrounds and Events Center, Series 2002, 5.500%, 12/15/18 – MBIA Insured	12/12 at 100.00	AA–	1,054,910

1,000	Mountain Village Metropolitan District, San Miguel County, Colorado, General Obligation Limited Tax Bonds, Series 2006B, 4.750%, 12/01/31 – SYNCORA GTY Insured	12/16 at 100.00	N/R	908,650

1,200	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	BBB–	973,416

1,000	Pueblo, Colorado, Certificates of Participation, Police Complex Project, Series 2008, 5.500%, 8/15/23 – AGC Insured	8/18 at 100.00	AAA	1,090,410

1,500	Regional Transportation District, Colorado, Master Lease Purchase Agreement II, Fixed Rate Certificates of Participation, Transit Vehicles Project, Series 2002A, 5.000%, 12/01/22 – AMBAC Insured	12/17 at 100.00	A+	1,527,765

1,460	Tower Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	1,164,773
12,660	Total Tax Obligation/Limited			11,683,914
	Transportation – 2.6%

700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – MBIA Insured	9/15 at 100.00	AA–	632,191

400	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2001, 7.000%, 5/01/21 (Alternative Minimum Tax)	5/11 at 101.00	N/R	354,856

100	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R	69,787
1,200	Total Transportation			1,056,834
	U.S. Guaranteed – 15.5% (4)

1,000	Arapahoe County, Colorado, Single Family Mortgage Revenue Bonds, Series 1984A, 0.000%, 9/01/10 (ETM)	No Opt. Call	AAA	984,990

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$500	Aspen Valley Hospital District, Pitkin County, Colorado, Revenue Bonds, Series 2000, 6.800%, 10/15/24 (Pre-refunded 4/15/10)	4/10 at 100.00	N/R	(4)	$526,750

600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy Charter School – Douglas County School District Re. 1, Series 2000, 6.875%, 12/15/20 (Pre-refunded 12/15/10)	12/10 at 101.00	BBB	(4)	654,348

600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley East Charter School, Series 2000A, 7.250%, 9/15/30 (Pre-refunded 9/15/11)	9/11 at 100.00	Ba1	(4)	681,012

500	Colorado Educational and Cultural Facilities Authority, School Revenue Bonds, Ave Maria School, Series 2000, 6.125%, 12/01/25 (Pre-refunded 12/01/10) – RAAI Insured	12/10 at 100.00	BBB–	(4)	533,970

500	Colorado Health Facilities Authority, Revenue Bonds, PorterCare Adventist Health System, Series 2001, 6.500%, 11/15/23 (Pre-refunded 11/15/11)	11/11 at 101.00	A2	(4)	565,455

600	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2000, 6.375%, 12/15/30 (Pre-refunded 12/15/10)	12/10 at 101.00	A–	(4)	656,844

900	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	No Opt. Call	AAA		1,088,721

560	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Series 2004A, 6.250%, 12/01/33 (Pre-refunded 12/01/14)	12/14 at 100.00	AAA		669,138
5,760	Total U.S. Guaranteed				6,361,228
	Utilities – 2.9%

750	Arkansas River Power Authority, Colorado, Power Improvement Bonds, Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB		670,238

485	Platte River Power Authority, Colorado, Power Revenue Refunding Bonds, Series 2002EE, 5.375%, 6/01/17	6/12 at 100.00	AA		522,971
1,235	Total Utilities				1,193,209

$41,960	Total Investments (cost $41,840,768) – 97.6%				40,132,738
	Other Assets Less Liabilities – 2.4%				976,856
	Net Assets – 100%				$41,109,594

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	23

Portfolio of Investments

Nuveen New Mexico Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 12.4%

$1,500	New Mexico Educational Assistance Foundation, Education Loan Bonds, First Subordinate Series 2001B-1, 5.900%, 9/01/31	9/11 at 100.00	A2	$1,433,715

750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	538,448

2,500	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	2,948,125

2,000	University of New Mexico, Subordinate Lien Revenue Refunding and Improvement Bonds, Series 2002A, 5.000%, 6/01/22	6/12 at 100.00	AA	2,093,020

750	University of New Mexico, Subordinate Lien Revenue Refunding Bonds, Series 2003A, 5.250%, 6/01/18	6/13 at 100.00	AA	814,988
7,500	Total Education and Civic Organizations			7,828,296
	Health Care – 7.7%

2,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	6/14 at 100.00	A3	1,837,180

1,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27	6/17 at 100.00	A3	899,810

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2008, 6.375%, 8/01/32	8/18 at 100.00	AA–	2,143,900
5,000	Total Health Care			4,880,890
	Housing/Multifamily – 9.0%

1,655	Bernalillo County, New Mexico, Multifamily Housing Revenue Refunding and Improvement Bonds, El Centro Senior Housing Complex, Series 1999, 5.850%, 6/15/29	6/09 at 101.00	N/R	1,254,904

2,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AAA	1,932,800

1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	AAA	940,210

1,875	New Mexico Mortgage Finance Authority, Multifamily Housing Subordinate Revenue Bonds, Manzano Mesa Apartments Project, Series 2001F, Pass through Certificates 2002-2, 5.950%, 11/01/34 (Mandatory put 11/01/23) (Alternative Minimum Tax)	11/11 at 100.00	N/R	1,543,125
6,530	Total Housing/Multifamily			5,671,039
	Housing/Single Family – 10.3%

1,500	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2009B-2, 5.250%, 9/01/34 (WI/DD, Settling 6/16/09)	3/19 at 100.00	AAA	1,501,800

255	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2000B, 7.000%, 9/01/31 (Alternative Minimum Tax)	11/09 at 101.50	AAA	257,955

280	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2000C-2, 6.950%, 9/01/31 (Alternative Minimum Tax)	1/10 at 102.50	AAA	293,622

1,695	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007A-1, 4.800%, 1/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AAA	1,532,958

1,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007B-2, 4.850%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AAA	898,950

985	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007E, 5.000%, 7/01/28 (Alternative Minimum Tax)	7/17 at 100.00	AAA	974,214

1,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2008D-2, 5.500%, 7/01/39	7/18 at 100.00	AAA	1,017,830
6,715	Total Housing/Single Family			6,477,329

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Information Technology – 0.8%

$500	Sandoval County, New Mexico, Incentive Payment Revenue Bonds, Intel Corporation Project, Series 2005, 5.000%, 6/01/20	6/15 at 100.00	A+		$520,365
	Tax Obligation/General – 3.3%

1,970	Sandoval County, New Mexico, General Obligation Bonds, Series 2004, 5.000%, 4/15/23 – MBIA Insured	4/14 at 100.00	A1		2,070,194
	Tax Obligation/Limited – 17.9%

1,125	Cibola County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	A3		1,111,579

	Dona Ana County, New Mexico, Gross Receipts Tax Revenue Refunding and Improvement Bonds, Series 2003:

360	5.250%, 5/01/25 – AMBAC Insured	5/13 at 100.00	N/R		358,830

545	5.250%, 5/01/28 – AMBAC Insured	5/13 at 100.00	N/R		495,094

1,160	Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 6/01/24 – AMBAC Insured	6/13 at 100.00	A2		1,143,157

1,510	Lincoln County, New Mexico, Gross Receipts Tax Revenue Refunding Bonds, Series 2002, 5.125%, 6/01/30 – AMBAC Insured	6/12 at 100.00	A3		1,518,547

500	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R		336,805

4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – FSA Insured	No Opt. Call	AAA		4,560,000

1,245	Santa Fe, New Mexico, Gross Receipts Sales Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/23 – FSA Insured	6/16 at 100.00	AAA		1,290,218

600	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	10/18 at 100.00	N/R		468,930
11,045	Total Tax Obligation/Limited				11,283,160
	U.S. Guaranteed – 13.7% (4)

3,750	Albuquerque, New Mexico, Gross Receipts Lodgers Tax Improvement and Revenue Refunding Bonds, Series 1991B, 0.000%, 7/01/11 – FSA Insured (ETM)	No Opt. Call	AAA		3,631,725

500	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1999, 5.250%, 10/01/26 (Pre-refunded 10/01/09)	10/09 at 100.00	AAA		508,225

600	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Vista Montana Apartments Project, Series 2001A, 5.400%, 12/01/31 (Pre-refunded 6/01/11) – MBIA Insured	6/11 at 100.00	N/R	(4)	651,978

500	New Mexico Finance Authority, Court Automation Fee Revenue Bonds, Series 2002, 5.000%, 6/15/17 (Pre-refunded 6/15/11) – MBIA Insured	6/11 at 100.00	AA–	(4)	540,055

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.750%, 8/01/15 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(4)	2,196,900

1,000	San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue Bonds, Series 2001A, 5.125%, 9/15/26 (Pre-refunded 9/15/11) – AMBAC Insured	9/11 at 101.00	A1	(4)	1,102,370
8,350	Total U.S. Guaranteed				8,631,253
	Utilities – 2.1%

1,500	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico, Series 1999A, 6.600%, 10/01/29 (Alternative Minimum Tax)	10/09 at 102.00	Baa3		1,321,155
	Water and Sewer – 19.5%

2,000	Albuquerque and Benralillo County Water Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2006A, 5.000%, 7/01/26 – AMBAC Insured	7/16 at 100.00	AAA		2,103,400

Nuveen Investments	25

Portfolio of Investments

Nuveen New Mexico Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,000	Albuquerque and Bernalillo County Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AAA	$2,036,480

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C, 5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AA+	1,039,990

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005C, 5.000%, 6/15/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,028,850

4,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2006B, 5.000%, 6/01/36 – MBIA Insured	6/16 at 100.00	AA+	4,021,120

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2007E, 5.000%, 6/01/29 – MBIA Insured	6/17 at 100.00	AA+	1,027,880

1,000	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 6/01/23 – MBIA Insured	6/15 at 100.00	A2	1,029,240
12,000	Total Water and Sewer			12,286,960

$61,110	Total Investments (cost $61,208,874) – 96.7%			60,970,641
	Other Assets Less Liabilities – 3.3%			2,101,446
	Net Assets – 100%			$63,072,087

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Assets and Liabilities

May 31, 2009

	Arizona	Colorado	New Mexico
Assets
Investments, at value (cost $68,347,074, $41,840,768 and $61,208,874, respectively)	$65,152,086	$40,132,738	$60,970,641
Cash	1,257,906	429,380	2,564,100
Receivables:
Interest	1,515,067	709,507	1,133,557
Investments sold	286,750	—	45,000
Shares sold	73,748	44,988	84,259
Other assets	129	74	100
Total assets	68,285,686	41,316,687	64,797,657
Liabilities
Payables:
Dividends payable	139,389	71,862	73,609
Investments purchased	—	—	1,500,000
Shares redeemed	27,744	73,765	71,272
Accrued expenses:
Management fees	31,339	19,060	29,181
12b-1 distribution and service fees	13,709	10,458	15,466
Other	48,243	31,948	36,042
Total liabilities	260,424	207,093	1,725,570
Net assets	$68,025,262	$41,109,594	$63,072,087
Class A Shares
Net assets	$47,005,807	$28,819,977	$50,255,615
Shares outstanding	4,788,022	3,040,969	5,058,919
Net asset value per share	$9.82	$9.48	$9.93
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.25	$9.90	$10.37
Class B Shares
Net assets	$1,764,269	$1,045,580	$2,187,803
Shares outstanding	179,680	110,286	220,122
Net asset value and offering price per share	$9.82	$9.48	$9.94
Class C Shares
Net assets	$6,982,620	$7,488,119	$8,352,466
Shares outstanding	711,990	792,112	839,035
Net asset value and offering price per share	$9.81	$9.45	$9.95
Class I Shares
Net assets	$12,272,566	$3,755,918	$2,276,203
Shares outstanding	1,249,885	397,288	227,719
Net asset value and offering price per share	$9.82	$9.45	$10.00
Net Assets Consist of:
Capital paid-in	$72,434,353	$43,808,386	$63,795,648
Undistributed (Over-distribution of) net investment income	198,979	(1,847)	103,914
Accumulated net realized gain (loss) from investments and derivative transactions	(1,413,082)	(988,915)	(589,242)
Net unrealized appreciation (depreciation) of investments	(3,194,988)	(1,708,030)	(238,233)
Net assets	$68,025,262	$41,109,594	$63,072,087

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Operations

Year Ended May 31, 2009

	Arizona	Colorado	New Mexico
Investment Income	$3,772,745	$2,312,012	$3,102,161
Expenses
Management fees	377,923	227,408	323,943
12b-1 service fees – Class A	93,664	56,267	95,358
12b-1 distribution and service fees – Class B	19,865	12,538	24,106
12b-1 distribution and service fees – Class C	56,232	59,394	57,032
Shareholders’ servicing agent fees and expenses	35,529	23,042	23,971
Custodian’s fees and expenses	22,732	15,092	14,193
Trustees’ fees and expenses	1,325	1,116	1,722
Professional fees	11,405	10,197	11,110
Shareholders’ reports – printing and mailing expenses	37,962	26,854	28,936
Federal and state registration fees	10,913	5,403	8,589
Other expenses	3,664	2,890	3,251
Total expenses before custodian fee credit	671,214	440,201	592,211
Custodian fee credit	(12,423)	(4,845)	(3,339)
Net expenses	658,791	435,356	588,872
Net investment income	3,113,954	1,876,656	2,513,289
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,311,089)	(110,013)	(118,691)
Change in net unrealized appreciation (depreciation) of investments	(3,093,049)	(2,819,914)	(1,707,638)
Net realized and unrealized gain (loss)	(4,404,138)	(2,929,927)	(1,826,329)
Net increase (decrease) in net assets from operations	$(1,290,184)	$(1,053,271)	$686,960

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Changes in Net Assets

	Arizona		Colorado		New Mexico
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Operations
Net investment income	$3,113,954	$3,238,133	$1,876,656	$1,734,528	$2,513,289	$2,361,176
Net realized gain (loss) from:
Investments	(1,311,089)	24,002	(110,013)	(355,742)	(118,691)	152,647
Futures	—	70,826	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(3,093,049)	(2,071,715)	(2,819,914)	(572,361)	(1,707,638)	(896,585)
Net increase (decrease) in net assets from operations	(1,290,184)	1,261,246	(1,053,271)	806,425	686,960	1,617,238
Distributions to Shareholders
From net investment income:
Class A	(2,052,764)	(2,156,048)	(1,268,960)	(1,259,524)	(2,028,233)	(1,915,546)
Class B	(74,611)	(90,703)	(48,331)	(75,350)	(87,562)	(96,220)
Class C	(283,330)	(299,757)	(312,185)	(290,524)	(279,983)	(256,238)
Class I (1)	(587,479)	(593,058)	(202,696)	(147,317)	(71,213)	(54,013)
From accumulated net realized gains:
Class A	(80,935)	(98,694)	—	—	—	—
Class B	(3,572)	(5,104)	—	—	—	—
Class C	(12,535)	(15,246)	—	—	—	—
Class I (1)	(22,938)	(25,656)	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,118,164)	(3,284,266)	(1,832,172)	(1,772,715)	(2,466,991)	(2,322,017)
Fund Share Transactions
Proceeds from sale of shares	7,500,451	5,262,450	6,940,744	11,353,038	9,727,738	6,318,470
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,470,162	1,733,017	972,038	928,062	1,651,627	1,548,991
	8,970,613	6,995,467	7,912,782	12,281,100	11,379,365	7,867,461
Cost of shares redeemed	(12,500,825)	(17,250,179)	(10,062,727)	(9,216,499)	(7,706,460)	(6,562,117)
Net increase (decrease) in net assets from Fund share transactions	(3,530,212)	(10,254,712)	(2,149,945)	3,064,601	3,672,905	1,305,344
Net increase (decrease) in net assets	(7,938,560)	(12,277,732)	(5,035,388)	2,098,311	1,892,874	600,565
Net assets at the beginning of year	75,963,822	88,241,554	46,144,982	44,046,671	61,179,213	60,578,648
Net assets at the end of year	$68,025,262	$75,963,822	$41,109,594	$46,144,982	$63,072,087	$61,179,213
Undistributed (Over-distribution of) net investment income at the end of year	$198,979	$86,512	$(1,847)	$(46,324)	$103,914	$57,621

(1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	29

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide as high a level of current interest income exempt from regular federal, state, and in some cases, local income taxes as is consistent with preservation of capital through investing primarily in portfolios of quality municipal bonds. The Funds may also invest up to 20% of their net assets, at time of purchase, in below-investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds.

Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Investments, Inc. (“Nuveen”) fund or for purposes of dividend reinvestment. The reinstatement privilege for Class B Shares is no longer available as of December 31, 2008.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information analysis, including the obligor’s credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2009, New Mexico had outstanding when-issued/delayed delivery purchase commitments of $1,500,000. There were no such outstanding purchase commitments in Arizona or Colorado.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

30	Nuveen Investments

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No. 140) “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.” In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended May 31, 2009, none of the Funds invested in external-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At May 31, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in order to gain exposure to, or hedge against changes in interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. The Funds did not invest in futures contracts during the fiscal year ended May 31, 2009.

Nuveen Investments	31

Notes to Financial Statements (continued)

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

32	Nuveen Investments

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of May 31, 2009:

Arizona	Level 1	Level 2	Level 3	Total
Investments	$—	$65,152,086	$—	$65,152,086

Colorado	Level 1	Level 2	Level 3	Total
Investments	$—	$40,132,738	$—	$40,132,738

New Mexico	Level 1	Level 2	Level 3	Total
Investments	$—	$60,970,641	$—	$60,970,641

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2009.

4. Fund Shares

Transactions in Fund shares were as follows:

	Arizona
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	522,223	$5,122,158	234,306	$2,466,133
Class A – automatic conversion of Class B Shares	17,429	163,165	5,008	52,501
Class B	5,406	53,118	6,399	66,676
Class C	90,679	883,719	166,759	1,747,078
Class I	126,778	1,278,291	88,104	930,062
Shares issued to shareholders due to reinvestment of distributions:
Class A	98,108	940,207	105,734	1,107,481
Class B	2,047	19,630	2,614	27,368
Class C	13,142	126,076	13,153	137,281
Class I	40,069	384,249	44,047	460,887
	915,881	8,970,613	666,124	6,995,467
Shares redeemed:
Class A	(732,034)	(6,911,731)	(1,186,392)	(12,473,145)
Class B	(60,378)	(579,635)	(57,125)	(598,721)
Class B – automatic conversion to Class A Shares	(17,429)	(163,165)	(5,009)	(52,501)
Class C	(227,683)	(2,152,540)	(195,199)	(2,043,366)
Class I	(287,791)	(2,693,754)	(199,317)	(2,082,446)
	(1,325,315)	(12,500,825)	(1,643,042)	(17,250,179)
Net increase (decrease)	(409,434)	$(3,530,212)	(976,918)	$(10,254,712)

Nuveen Investments	33

Notes to Financial Statements (continued)

	Colorado
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	374,082	$3,415,086	270,036	$2,735,354
Class A – automatic conversion of Class B Shares	50,645	480,976	32,333	329,246
Class B	7,922	78,326	13,246	134,904
Class C	233,488	2,213,094	330,800	3,353,028
Class I	78,687	753,262	479,611	4,800,506
Shares issued to shareholders due to reinvestment of distributions:
Class A	70,151	652,821	65,241	659,813
Class B	2,602	24,196	2,905	29,418
Class C	13,358	124,057	12,214	123,174
Class I	18,415	170,964	11,490	115,657
	849,350	7,912,782	1,217,876	12,281,100
Shares redeemed:
Class A	(471,827)	(4,429,819)	(468,626)	(4,763,410)
Class B	(33,030)	(308,339)	(75,764)	(764,592)
Class B – automatic conversion to Class A Shares	(50,602)	(480,976)	(32,333)	(329,246)
Class C	(291,411)	(2,625,474)	(189,339)	(1,915,752)
Class I	(238,903)	(2,218,119)	(142,861)	(1,443,499)
	(1,085,773)	(10,062,727)	(908,923)	(9,216,499)
Net increase (decrease)	(236,423)	$(2,149,945)	308,953	$3,064,601

	New Mexico
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	575,879	$5,554,489	499,071	$5,136,448
Class A – automatic conversion of Class B Shares	24,277	236,149	20,417	209,844
Class B	541	5,215	12,491	126,687
Class C	300,917	2,938,352	74,416	765,486
Class I	103,896	993,533	7,758	80,005
Shares issued to shareholders due to reinvestment of distributions:
Class A	144,302	1,393,502	127,642	1,307,029
Class B	5,669	54,765	6,087	62,364
Class C	17,369	168,025	14,071	144,309
Class I	3,636	35,335	3,427	35,289
	1,176,486	11,379,365	765,380	7,867,461
Shares redeemed:
Class A	(510,321)	(4,910,930)	(463,008)	(4,748,620)
Class B	(46,581)	(452,113)	(35,471)	(364,092)
Class B – automatic conversion to Class A Shares	(24,252)	(236,149)	(20,409)	(209,844)
Class C	(208,699)	(1,976,793)	(117,903)	(1,215,195)
Class I	(13,466)	(130,475)	(2,365)	(24,366)
	(803,319)	(7,706,460)	(639,156)	(6,562,117)
Net increase (decrease)	373,167	$3,672,905	126,224	$1,305,344

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2009, were as follows:

	Arizona	Colorado	New Mexico
Purchases	$18,004,113	$4,748,193	$6,910,903
Sales and maturities	23,802,587	6,958,921	4,111,914

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing

34	Nuveen Investments

certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2009, the cost of investments was as follows:

	Arizona	Colorado	New Mexico
Cost of investments	$68,326,363	$41,827,783	$61,198,997

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2009, were as follows:

	Arizona	Colorado	New Mexico
Gross unrealized:
Appreciation	$2,295,495	$1,217,048	$2,105,271
Depreciation	(5,469,772)	(2,912,093)	(2,333,627)
Net unrealized appreciation (depreciation) of investments	$(3,174,277)	$(1,695,045)	$(228,356)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2009, the Funds’ tax year end, were as follows:

	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income*	$435,230	$135,598	$310,790
Undistributed net ordinary income**	—	1,896	—
Undistributed net long-term capital gains	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 11, 2009, paid on June 1, 2009.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2009 and May 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Arizona	Colorado	New Mexico
Distributions from tax-exempt income***	$2,990,685	$1,835,876	$2,448,019
Distributions from ordinary income**	11	—	—
Distributions from net long-term capital gains****	120,135	—	—

2008	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$3,173,299	$1,760,736	$2,309,599
Distributions from net ordinary income**	—	—	—
Distributions from net long-term capital gains	144,700	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2009, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2009.

At May 31, 2009, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Colorado	New Mexico
Expiration:
May 31, 2010	$97,920	$—
May 31, 2011	220,293	309,022
May 31, 2012	204,953	161,534
May 31, 2016	251,245	—
May 31, 2017	214,504	57,864
Total	$988,915	$528,420

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through May 31, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Arizona	New Mexico
Post-October capital losses	$1,413,083	$60,822

Nuveen Investments	35

Notes to Financial Statements (continued)

7. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of May 31, 2009, the complex-level fee rate was .1982%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets, for funds that use financial leverage, includes assets managed by the Adviser that are attributable to such financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Arizona	Colorado	New Mexico
Sales charges collected (Unaudited)	$83,737	$28,491	$89,547
Paid to financial intermediaries (Unaudited)	73,898	23,964	78,313

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

36	Nuveen Investments

During the fiscal year ended May 31, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Arizona	Colorado	New Mexico
Commission advances (Unaudited)	$20,786	$16,503	$42,454

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2009, the Distributor retained such 12b-1 fees as follows:

	Arizona	Colorado	New Mexico
12b-1 fees retained (Unaudited)	$25,148	$22,827	$31,387

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2009, as follows:

	Arizona	Colorado	New Mexico
CDSC retained (Unaudited)	$1,862	$4,631	$2,721

8. New Accounting Pronouncements

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

during April 2009, the Financial Accounting Standards Board issued FSP No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, “Fair Value Measurements,” when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 166 (SFAS No. 166)

During June 2009, the Financial Accounting Standards Board issued SFAS No. 166, “Accounting for Transfers of Financial Assets – an amendment of SFAS No. 140.” The objective of SFAS No. 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.

SFAS No. 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of SFAS No. 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of SFAS No. 166 should be applied to transfers that occurred both before and after the effective date of SFAS No. 166. At this time, management is evaluating the implications of SFAS No. 166 and the impact it will have on the financial statement amounts and disclosures, if any.

9. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2009, to shareholders of record on June 29, 2009, as follows:

	Arizona	Colorado	New Mexico
Dividend per share:
Class A	$.0375	$.0360	$.0350
Class B	.0315	.0300	.0290
Class C	.0330	.0315	.0305
Class I	.0390	.0375	.0365

Nuveen Investments	37

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ARIZONA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (10/86)
2009	$10.35	$.44	$(.52)	$(.08)	$(.43)	$(.02)	$(.45)	$9.82	(.65)%
2008	10.61	.43	(.26)	.17	(.41)	(.02)	(.43)	10.35	1.67
2007	10.60	.42	.05	.47	(.41)	(.05)	(.46)	10.61	4.51
2006	10.87	.43	(.27)	.16	(.42)	(.01)	(.43)	10.60	1.58
2005	10.73	.46	.30	.76	(.46)	(.16)	(.62)	10.87	7.28
Class B (2/97)
2009	10.35	.37	(.53)	(.16)	(.35)	(.02)	(.37)	9.82	(1.41)
2008	10.61	.35	(.26)	.09	(.33)	(.02)	(.35)	10.35	.86
2007	10.59	.34	.06	.40	(.33)	(.05)	(.38)	10.61	3.80
2006	10.85	.35	(.26)	.09	(.34)	(.01)	(.35)	10.59	.88
2005	10.72	.38	.29	.67	(.38)	(.16)	(.54)	10.85	6.37
Class C (2/94)
2009	10.34	.39	(.53)	(.14)	(.37)	(.02)	(.39)	9.81	(1.23)
2008	10.60	.37	(.26)	.11	(.35)	(.02)	(.37)	10.34	1.09
2007	10.58	.36	.06	.42	(.35)	(.05)	(.40)	10.60	4.04
2006	10.85	.37	(.27)	.10	(.36)	(.01)	(.37)	10.58	1.01
2005	10.71	.40	.30	.70	(.40)	(.16)	(.56)	10.85	6.71
Class I (2/97)(f)
2009	10.35	.46	(.53)	(.07)	(.44)	(.02)	(.46)	9.82	(.46)
2008	10.61	.45	(.26)	.19	(.43)	(.02)	(.45)	10.35	1.84
2007	10.59	.45	.05	.50	(.43)	(.05)	(.48)	10.61	4.79
2006	10.86	.45	(.27)	.18	(.44)	(.01)	(.45)	10.59	1.75
2005	10.72	.48	.30	.78	(.48)	(.16)	(.64)	10.86	7.47

38	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$47,006.92%		.92%	4.52%	.92%	.92%	4.52%	.91%	.91%	4.54%	27%
50,543	1.03	.93	4.05	1.03	.93	4.05	1.02	.92	4.05	19
60,748	1.01	.88	3.94	1.01	.88	3.94	.99	.86	3.96	19
62,420.90		.90	3.98	.90	.90	3.98	.88	.88	4.01	21
69,432.90		.90	4.20	.90	.90	4.20	.89	.89	4.22	26

1,764	1.67	1.67	3.76	1.67	1.67	3.76	1.65	1.65	3.78	27
2,588	1.78	1.68	3.30	1.78	1.68	3.30	1.77	1.67	3.31	19
3,216	1.77	1.64	3.19	1.77	1.64	3.19	1.75	1.62	3.21	19
4,021	1.65	1.65	3.23	1.65	1.65	3.23	1.63	1.63	3.25	21
4,791	1.65	1.65	3.46	1.65	1.65	3.46	1.64	1.64	3.47	26

6,983	1.47	1.47	3.96	1.47	1.47	3.96	1.45	1.45	3.98	27
8,642	1.58	1.48	3.50	1.58	1.48	3.50	1.57	1.47	3.51	19
9,020	1.56	1.43	3.40	1.56	1.43	3.40	1.54	1.41	3.42	19
8,951	1.45	1.45	3.44	1.45	1.45	3.44	1.43	1.43	3.46	21
8,462	1.45	1.45	3.65	1.45	1.45	3.65	1.44	1.44	3.66	26

12,273.72		.72	4.72	.72	.72	4.72	.71	.71	4.74	27
14,191.83		.73	4.25	.83	.73	4.25	.82	.72	4.26	19
15,258.81		.68	4.14	.81	.68	4.14	.79	.66	4.16	19
14,876.70		.70	4.19	.70	.70	4.19	.68	.68	4.21	21
15,656.70		.70	4.41	.70	.70	4.41	.69	.69	4.42	26

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

COLORADO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/87)
2009	$10.09	$.43	$(.62)	$(.19)	$(.42)	$—	$(.42)	$9.48	(1.67)%
2008	10.32	.41	(.22)	.19	(.42)	—	(.42)	10.09	1.91
2007	10.30	.42	.02	.44	(.42)	—	(.42)	10.32	4.31
2006	10.56	.42	(.26)	.16	(.42)	—	(.42)	10.30	1.55
2005	10.03	.43	.51	.94	(.41)	—	(.41)	10.56	9.50
Class B (2/97)
2009	10.09	.36	(.62)	(.26)	(.35)	—	(.35)	9.48	(2.44)
2008	10.32	.34	(.23)	.11	(.34)	—	(.34)	10.09	1.13
2007	10.30	.34	.02	.36	(.34)	—	(.34)	10.32	3.53
2006	10.56	.34	(.26)	.08	(.34)	—	(.34)	10.30	.79
2005	10.04	.35	.50	.85	(.33)	—	(.33)	10.56	8.61
Class C (2/97)
2009	10.06	.38	(.62)	(.24)	(.37)	—	(.37)	9.45	(2.25)
2008	10.30	.36	(.23)	.13	(.37)	—	(.37)	10.06	1.28
2007	10.28	.36	.03	.39	(.37)	—	(.37)	10.30	3.78
2006	10.54	.36	(.25)	.11	(.37)	—	(.37)	10.28	1.03
2005	10.02	.37	.51	.88	(.36)	—	(.36)	10.54	8.85
Class I (2/97)(f)
2009	10.07	.45	(.62)	(.17)	(.45)	—	(.45)	9.45	(1.55)
2008	10.31	.43	(.23)	.20	(.44)	—	(.44)	10.07	2.06
2007	10.29	.44	.02	.46	(.44)	—	(.44)	10.31	4.56
2006	10.55	.44	(.26)	.18	(.44)	—	(.44)	10.29	1.78
2005	10.03	.45	.50	.95	(.43)	—	(.43)	10.55	9.65

40	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$28,820.95%		.95%	4.60%	.95%	.95%	4.60%	.94%	.94%	4.61%	12%
30,448.93		.93	4.04	.93	.93	4.04	.91	.91	4.06	28
32,203.90		.90	3.99	.90	.90	3.99	.88	.88	4.02	17
31,512.94		.94	4.03	.94	.94	4.03	.92	.92	4.05	28
32,345.93		.93	4.10	.93	.93	4.10	.91	.91	4.12	29

1,046	1.69	1.69	3.82	1.69	1.69	3.82	1.68	1.68	3.83	12
1,851	1.68	1.68	3.30	1.68	1.68	3.30	1.65	1.65	3.32	28
2,843	1.66	1.66	3.25	1.66	1.66	3.25	1.63	1.63	3.27	17
4,225	1.69	1.69	3.28	1.69	1.69	3.28	1.67	1.67	3.30	28
5,491	1.68	1.68	3.35	1.68	1.68	3.35	1.66	1.66	3.37	29

7,488	1.50	1.50	4.04	1.50	1.50	4.04	1.49	1.49	4.05	12
8,418	1.48	1.48	3.49	1.48	1.48	3.49	1.46	1.46	3.51	28
7,034	1.45	1.45	3.44	1.45	1.45	3.44	1.43	1.43	3.46	17
5,184	1.49	1.49	3.48	1.49	1.49	3.48	1.47	1.47	3.50	28
5,077	1.48	1.48	3.55	1.48	1.48	3.55	1.46	1.46	3.57	29

3,756.74		.74	4.78	.74	.74	4.78	.73	.73	4.79	12
5,428.74		.74	4.23	.74	.74	4.23	.72	.72	4.25	28
1,967.70		.70	4.19	.70	.70	4.19	.67	.67	4.21	17
938.74		.74	4.24	.74	.74	4.24	.72	.72	4.26	28
809.73		.73	4.30	.73	.73	4.30	.71	.71	4.31	29

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW MEXICO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/92)
2009	$10.24	$.42	$(.32)	$.10	$(.41)	$—	$(.41)	$9.93	1.19%
2008	10.36	.41	(.12)	.29	(.41)	—	(.41)	10.24	2.82
2007	10.29	.41	.05	.46	(.39)	—	(.39)	10.36	4.51
2006	10.57	.41	(.28)	.13	(.41)	—	(.41)	10.29	1.29
2005	10.07	.43	.50	.93	(.43)	—	(.43)	10.57	9.41
Class B (2/97)
2009	10.24	.35	(.31)	.04	(.34)	—	(.34)	9.94	.51
2008	10.36	.33	(.12)	.21	(.33)	—	(.33)	10.24	2.05
2007	10.29	.33	.05	.38	(.31)	—	(.31)	10.36	3.73
2006	10.57	.33	(.27)	.06	(.34)	—	(.34)	10.29	.54
2005	10.07	.35	.50	.85	(.35)	—	(.35)	10.57	8.59
Class C (2/97)
2009	10.26	.37	(.32)	.05	(.36)	—	(.36)	9.95	.63
2008	10.38	.36	(.13)	.23	(.35)	—	(.35)	10.26	2.23
2007	10.30	.35	.06	.41	(.33)	—	(.33)	10.38	4.01
2006	10.58	.35	(.28)	.07	(.35)	—	(.35)	10.30	.71
2005	10.07	.37	.51	.88	(.37)	—	(.37)	10.58	8.88
Class I (2/97)(f)
2009	10.30	.44	(.31)	.13	(.43)	—	(.43)	10.00	1.47
2008	10.41	.43	(.12)	.31	(.42)	—	(.42)	10.30	3.09
2007	10.33	.43	.06	.49	(.41)	—	(.41)	10.41	4.77
2006	10.61	.43	(.28)	.15	(.43)	—	(.43)	10.33	1.46
2005	10.11	.45	.50	.95	(.45)	—	(.45)	10.61	9.56

42	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$50,256.90%		.90%	4.32%	.90%	.90%	4.32%	.89%	.89%	4.33%	7%
49,402.89		.89	3.98	.89	.89	3.98	.87	.87	4.00	9
48,069.89		.89	3.90	.89	.89	3.90	.87	.87	3.93	9
45,044.91		.91	3.86	.91	.91	3.86	.88	.88	3.89	13
42,608.92		.92	4.14	.92	.92	4.14	.91	.91	4.15	12

2,188	1.65	1.65	3.58	1.65	1.65	3.58	1.64	1.64	3.58	7
2,916	1.64	1.64	3.23	1.64	1.64	3.23	1.62	1.62	3.25	9
3,336	1.65	1.65	3.15	1.65	1.65	3.15	1.62	1.62	3.18	9
3,940	1.66	1.66	3.10	1.66	1.66	3.10	1.63	1.63	3.14	13
5,007	1.67	1.67	3.39	1.67	1.67	3.39	1.66	1.66	3.40	12

8,352	1.45	1.45	3.77	1.45	1.45	3.77	1.44	1.44	3.78	7
7,484	1.44	1.44	3.43	1.44	1.44	3.43	1.42	1.42	3.45	9
7,873	1.44	1.44	3.35	1.44	1.44	3.35	1.42	1.42	3.38	9
7,517	1.46	1.46	3.31	1.46	1.46	3.31	1.42	1.42	3.34	13
6,364	1.47	1.47	3.58	1.47	1.47	3.58	1.46	1.46	3.60	12

2,276.70		.70	4.51	.70	.70	4.51	.70	.70	4.52	7
1,376.69		.69	4.18	.69	.69	4.18	.67	.67	4.20	9
1,300.69		.69	4.10	.69	.69	4.10	.67	.67	4.13	9
1,015.71		.71	4.06	.71	.71	4.06	.67	.67	4.09	13
895.72		.72	4.34	.72	.72	4.34	.71	.71	4.35	12

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	43

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the “Funds”) at May 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 27, 2009

44	Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”) which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the Funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Nuveen Investments	45

Annual Investment Management Agreement Approval Process (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Funds managed by NAM in the aggregate ranked by peer group and the performance of such Funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of the Fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues

46	Nuveen Investments

and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for Funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not

Nuveen Investments	47

Annual Investment Management Agreement Approval Process (continued)

currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

48	Nuveen Investments

Notes

Nuveen Investments	49

Notes

50	Nuveen Investments

Notes

Nuveen Investments	51

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	199
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	199
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

52	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	199
Mark J.P. Anson 6/10/59 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199
Nizida Arriaga 6/1/1968 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

Nuveen Investments	53

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199
Margo L. Cook 4/11/64 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	74
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	199
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199
William T. Huffman 5/7/1969 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	199
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	199
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	199
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199

54	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	199
Gregory Mino 1/4/1971 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	199
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	74
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	199

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	55

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

56	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	57

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS2-0509D

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2009

Nuveen Florida Preference Municipal Bond Fund	Nuveen Maryland Municipal Bond Fund	Nuveen Pennsylvania Municipal Bond Fund	Nuveen Virginia Municipal Bond Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

July 23, 2009

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Portfolio managers Daniel Close and Cathryn Steeves examine economic and market conditions, investment strategies, and the performance of the Nuveen Florida Preference, Maryland, Pennsylvania and Virginia Municipal Bond Funds. Dan, who has nine years of investment experience, began managing the Florida Preference Fund in 2007. Cathryn has twelve years of investment experience and has managed the Maryland, Pennsylvania and Virginia Funds since 2006.

What factors had the greatest influence on the U.S. economy and the national municipal market during the twelve-month period ended May 31, 2009?

For significant stretches of this period – especially the final four months of 2008 – it was an extraordinarily difficult time for the municipal bond market. Overall, the period was characterized by a rapidly weakening economy. After posting an annual growth rate of 2.8% in the second quarter of 2008, the U.S. economy – as indicated by gross domestic product (GDP), a measure of national economic output – fell by an annualized 0.5% in the third quarter of 2008, 6.3% in the final quarter of 2008 and 5.5% in the first quarter of 2009. This was the worst economic performance seen in the United States in more than 50 years. The ongoing housing slump continued to trouble the economy, with the average home price falling 18.1% nationally between April 2008 and April 2009, pushing home values to mid-2003 levels.

As the economy weakened, unemployment rose. The national unemployment rate for May 2009 was 9.4%, up from 8.9% the previous month and 5.5% the previous May. Between the start of the recession in December 2007 and May 2008, more than 6 million jobs were lost, according to the U.S. Bureau of Labor Statistics.

At the same time, inflation remained subdued, as the Consumer Price Index (CPI), reflecting a 27% drop in energy prices, fell 1.3% on a year-over-year basis as of May 2009. It was the largest twelve-month decline since 1950. The core CPI (which excludes food and energy prices) rose 1.8% during this same period, below the Federal Reserve’s (Fed) unofficial objective of 2.0% or lower for this measure.

In this environment, a credit crunch developed, as banks and other financial institutions became highly reluctant to lend. With investment capital scarce, bond issuers found it more difficult to refinance debt. Among the casualties, one of the most prominent was investment bank Lehman Brothers, whose fall was one trigger for a big decline in the equity and fixed-income markets, including the municipal bond market. Only U.S. Treasuries emerged from the fall 2008 downturn stronger, as nervous investors flocked to what they believed was the most resilient segment of the financial markets.

2	Nuveen Investments

Seeking to stimulate the economy and loosen the flow of credit, the federal government passed a $700 billion financial-industry rescue package in October 2008, followed by a $787 billion economic stimulus package in February 2009. The Fed also was quite aggressive in its attempts to boost growth and restart credit markets. With inflation relatively contained for much of the period – thanks in large part to declining energy prices – the Fed cut interest rates repeatedly in 2008. Starting the period at a target rate of 2%, the central bank’s boldest move came in December 2008, when the target federal funds rate was reduced to a record low of 0 – 0.25%. In March 2009, the Fed announced plans to buy $300 billion in Treasury securities in an effort to improve credit market conditions. The Fed also planned to purchase an additional $750 billion of agency mortgage-backed securities to bolster the housing market.

During the period, the nation’s financial institutions and markets experienced significant turmoil and saw reduced demand for many types of securities, leading to declines in their valuations. Municipal bonds and the mutual funds that invest in them were no exception. Their prices declined sharply while their yields, which move in the opposite directions, rose accordingly and remained high relative to recent history. With investors feeling highly risk averse, on a relative basis, lower-rated bonds did especially poorly because of their added credit risk. Meanwhile, the yield curve steepened dramatically, with yields on longer-dated bonds rising and their prices falling much more quickly than those on shorter-dated issues – a situation that indicated investors’ preference for bonds with less interest rate risk.

Beginning in late December 2008, and proceeding through most of the first five months of 2009, market conditions became much more favorable for municipal bond investors. Many of the same longer-duration, lower-credit-quality bonds that were significant underperformers in the fall of 2008 began to perform substantially better. Among other factors, a combination of attractive valuations and increased interest from institutional investors led to a significant rise in municipal bond prices and a corresponding decline in yields. Another positive impact was the reduced supply of tax-exempt municipal debt, in part because of the introduction of “Build America” bonds in the final few months of the period. This new class of taxable municipal debt – created as part of the February 2009 economic stimulus package – provides municipal issuers with a 35% annual federal income tax credit on their interest payments. For many borrowers, these bonds provided an attractive alternative to issuing traditional tax-exempt debt. The Build America bond program got off to a quick start and effectively diverted high-grade tax-exempt new-issue supply into the taxable market. Therefore, a combination of lower issuance along with higher demand provided additional support to municipal bond prices. For the twelve months ending May 31, 2009, municipal bond issuance nationwide totaled approximately $410 billion, a drop of 12% compared with the prior twelve months. While market conditions during this period influenced the demand for municipal bonds, investors – and especially individual investors – remained attracted by the high tax-equivalent yields offered by municipal bonds relative to taxable bonds.

What type of economic environment did the four states profiled in this report experience during the period?

Recession came to Florida relatively early because of the importance of the housing market there and its particularly sharp downturn. According to the Case-Schiller National

Nuveen Investments	3

Home Price Index, Florida home prices are eventually expected to decline more than 50% from their peak. The state’s unemployment rate was 10.2% in May 2009, a half-percentage-point worse than in the prior month, five full percentage points higher than a year earlier and worse than the national May 2009 average of 9.4%. However, the state continued to benefit from its good fiscal management, moderate debt burden and favorable demographic profile. Florida’s population continued to increase in 2008 – albeit at a slower pace than in prior years – and remained one of the nation’s fastest-growing states. Florida maintained a moderate debt burden only slightly above the national median, according to Moody’s Investor Services (Moody’s). Municipal supply in the state totaled $18.8 billion for the twelve months ending May 31, 2009. At period end, Florida maintained credit ratings of Aa1, AAA, and AA+ from Moody’s, Standard & Poor’s (S&P) and Fitch, respectively.

New municipal bond issuance in Maryland totaled $6 billion during the past year, reflecting a year-over-year decrease of 20%. The state’s debt-per-capita remained moderate but was higher than the national median, according to Moody’s. While Maryland’s economy was hardly immune to the effects of the national recession, the state has fared better than most others, in part because of its proximity to Washington, D.C., and relatively high levels of federal employment. In all, government employment accounts for more than 18% of Maryland’s workforce, compared with a national average of about 16%. As of the end of the reporting period, the state’s unemployment rate stood at 7.2%, well below the national average. As of May 31, 2009, Maryland maintained the highest credit ratings of Aaa, AAA and AAA from Moody’s, Standard & Poor’s (S&P) and Fitch, respectively.

As of the end of May 2009, Pennsylvania held credit ratings of Aa2, AA and AA from Moody’s, Standard & Poor’s (S&P) and Fitch, respectively. The state’s economy has become increasingly diversified in recent years, but is still more dependent on manufacturing than the nation as a whole. However, there is a significant exposure to the better-positioned health and education sectors, which combined make up more than 18% of Pennsylvania’s employment. In May 2009, Pennsylvania’s unemployment rate was 8.2%. Pennsylvania saw $18 billion worth of municipal bond issuance during the twelve months ending May 31, 2009, reflecting a year-over-year decrease of 11%, slightly less than the national drop in supply during the same time frame.

Virginia, with its history of conservative fiscal management, maintained the highest possible credit ratings of Aaa, AAA and AAA from Moody’s, Standard & Poor’s (S&P) and Fitch, respectively. The state’s fiscal strength stems in part from constitutional limits on how much tax-supported debt is allowable, tight spending controls and the requirement for a “rainy day” fund. Like Maryland, Virginia was hardly immune to the national recession, but the state’s proximity to Washington, D.C. – with its significant federal employment – as well as a large military presence helped keep its economy more stable than most, especially in northern Virginia and around Virginia Beach. At the same time, manufacturing, especially in the state’s southern and southwestern areas, continued to decline. In May 2009, Virginia’s unemployment rate was a much-better-than-average 7.1%. The state’s debt-per-capita of $872 was slightly below the national median, according to Moody’s. Virginia’s new tax-exempt bond issuance in the twelve months ending May 31, 2009, totaled roughly $9.2 billion, representing a year-over-year increase of 14%.

4	Nuveen Investments

How did the Funds perform during the twelve-month period?

The table on page six provides Class A Share total returns for the four Funds for the one-year, five-year and ten-year periods ending May 31, 2009. During the past year, the Nuveen Maryland, Pennsylvania and Virginia Municipal Bond Funds’ Class A Shares at net asset value all surpassed their respective Lipper peer groups. The Nuveen Florida Preference Fund’s Class A Shares at net asset value trailed its Lipper peer group. All four Funds trailed the national Barclays Capital municipal bond index as well as the national and state-specific Standard & Poor’s (S&P) municipal bond indexes. The factors determining the performance of each Fund are discussed later in this report.

What strategies were used to manage the Funds? How did these strategies influence performance?

All four Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the four portfolios as well as market conditions within each state. Below we outline our specific approaches to managing the Florida Preference, Maryland, Pennsylvania and Virginia Funds, as well as discuss noteworthy factors influencing the Funds’ performances.

Nuveen Florida Preference Municipal Bond Fund

The Florida municipal bond market underperformed that of most other states for various reasons – including a particularly severe real estate downturn there and Florida’s unique tax structure. Therefore, relative to the national municipal market, our significant weighting in Florida municipal debt was a negative performance factor. However, the roughly 20% of assets invested in tax-exempt bonds from other states was a significant counterbalancing positive.

Bonds with shorter durations – meaning less interest-rate sensitivity – and higher credit ratings tended to outperform their longer-duration, lower-rated counterparts, as investors took part in a “flight-to-quality.” While this was true throughout the full period, the trend was far more evident in late 2008 than in the first five months of 2009.

Not surprisingly, the biggest negative influence on performance came from the Fund’s relative overweighting in bonds with credit ratings of BBB and lower. Unfortunately, we were also comparatively underrepresented in pre-refunded bonds. Because of their very short durations and high credit quality, these issues were among the best performers during the period, especially during the market’s slide in the fourth quarter of 2008. Further detracting from performance was our exposure to industrial development revenue bonds, which lagged because of their generally lower credit ratings. Certain individual health care positions also fared relatively poorly.

In contrast, the Fund benefited from many of the individual bonds we purchased during the fourth quarter of 2008. Taking advantage of unusually low prices, we subsequently saw significant appreciation in the following months as the municipal market bounced back and recovered much of its lost value.

Nuveen Investments	5

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Florida Municipal Debt Funds Category Average contained 17, 17 and 15 funds for the one-year, five-year and ten-year periods ended May 31, 2009, respectively. The Lipper Maryland Municipal Debt Funds Category Average had 34, 28 and 22 funds, the Lipper Pennsylvania Municipal Debt Funds Category Average had 59, 48 and 46 funds and the Lipper Virginia Municipal Debt Funds Category Average had 32, 27 and 23 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

3	The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment grade municipal bond market. The index does not reflect any initial or ongoing expenses and are not available for direct investment.

4	The Standard & Poor’s (S&P) Florida Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Florida municipal bond market. The Standard & Poor’s (S&P) Maryland Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Maryland municipal bond market. The Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Pennsylvania municipal bond market. The Standard & Poor’s (S&P) Virginia Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Virginia municipal bond market. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

Class A Shares – Total Returns

As of 5/31/09

	Average Annual
	1-Year	5-Year	10-Year
Nuveen Florida Preference Municipal Bond Fund
A Shares at NAV	-3.36%	2.30%	3.05%
A Shares at Offer	-7.44%	1.42%	2.61%
Lipper Florida Municipal Debt Funds Category Average[1]	-0.70%	2.90%	3.59%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) National Municipal Bond Index[3]	2.02%	4.21%	4.81%
Standard & Poor’s (S&P) Florida Municipal Bond Index[4]	-0.11%	3.45%	4.49%
Nuveen Maryland Municipal Bond Fund
A Shares at NAV	1.85%	3.45%	4.05%
A Shares at Offer	-2.43%	2.57%	3.60%
Lipper Maryland Municipal Debt Funds Category Average[1]	-0.23%	2.96%	3.69%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) National Municipal Bond Index[3]	2.02%	4.21%	4.81%
Standard & Poor’s (S&P) Maryland Municipal Bond Index[4]	3.06%	4.18%	4.76%
Nuveen Pennsylvania Municipal Bond Fund
A Shares at NAV	1.57%	3.73%	4.11%
A Shares at Offer	-2.71%	2.84%	3.67%
Lipper Pennsylvania Municipal Debt Funds Category Average[1]	-0.59%	2.80%	3.51%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) National Municipal Bond Index[3]	2.02%	4.21%	4.81%
Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index[4]	2.50%	4.33%	4.89%
Nuveen Virginia Municipal Bond Fund
A Shares at NAV	0.95%	3.62%	4.08%
A Shares at Offer	-3.34%	2.73%	3.63%
Lipper Virginia Municipal Debt Funds Category Average[1]	-0.68%	3.19%	3.78%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) National Municipal Bond Index[3]	2.02%	4.21%	4.81%
Standard & Poor’s (S&P) Virginia Municipal Bond Index[4]	2.62%	4.27%	4.73%

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns at NAV would be lower if the sales charge were included. Class A Shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

6	Nuveen Investments

A key management strategy of the Florida Preference Fund was to diversify the portfolio to include more out-of-state bonds. In fact, nearly all of our new purchases during the past year consisted of non-Florida securities. As we previously mentioned, our purchase activity tended to be more opportunistic in the fourth quarter of 2008 as we took advantage of lower-investment-grade purchase prospects that we believed provided particularly strong appreciation potential. We looked to do this type of opportunistic buying throughout the period, but our ability to do so decreased as the period progressed and valuations increased.

Otherwise, new purchases favored essential-service revenue bonds, with an emphasis on traditional sectors of tax-exempt issuance such as water/sewer and electric utilities. We focused on securities with defensive characteristics, which we saw as valuable in a risk-averse market environment. Other additions to the portfolio during the period included tax-backed appropriation bonds as well as a higher-education bond issue.

To fund our purchases as well as to meet shareholder redemptions, we sold a number of certificate of participation bonds. We also sold bonds that were benefiting from strong demand from individual investors – primarily intermediate- and longer-dated issues trading at discount prices.

Nuveen Maryland, Pennsylvania and Virginia Municipal Bond Funds

Our relative overweighting in bonds rated BBB and lower had the single largest negative impact on the performance of the Maryland, Pennsylvania and Virginia Funds. As mentioned earlier, securities providing relatively greater amounts of credit risk did particularly poorly during the market’s decline in the final four months of 2008.

Duration had a more modest impact on performance. While the Maryland and Virginia Funds were hurt by being comparatively underweighted in strong-performing short-maturity bonds, they benefited from being overweighted in intermediate-dated securities. In the Pennsylvania Fund, duration was a more negative performance factor, the result of greater exposure to poorer-performing longer-dated bonds. However, an overweighting in intermediate-maturity securities helped limit the Fund’s duration-related underperformance.

Elsewhere, the Pennsylvania Fund was hurt by its exposure to education bonds, while a slight overweighting in housing bonds was a positive. Larger overweightings in the housing sector had an even larger positive impact on the Maryland and Virginia Funds’ total returns. Meanwhile, the Maryland Fund benefited from its health care positioning, although health care bonds were a source of underperformance in Virginia. All three Funds were hurt by an overweighting in the poor-performing industrial development revenue bond category.

Our positioning within the tobacco bond sector had a positive impact on the Pennsylvania and Maryland Funds but was a significant negative for the Virginia Fund. All three Funds were helped by our positioning in tax-supported bonds. In the Virginia Fund, an overweighting in retirement community facility bonds hurt results, as a number of individual issuers within the sector experienced financial difficulties tied to troubled property markets.

Also, the Virginia Fund had elevated exposure to insured bonds backed by municipal bond insurers whose credit ratings were downgraded during the period. As the prices of

Nuveen Investments	7

the bonds fell to reflect the weaker underlying credit quality of the issuers – as opposed to that of the insurance companies – it dragged down the Fund’s performance.

During the period, all three portfolios contained positions in U.S. Treasury futures. Despite a downturn in the municipal market, these derivative securities performed well for the Funds as the Treasury markets rose sharply. (Historically, Treasury and municipal bond prices have moved in tandem.) We owned these futures in the Maryland Fund to extend its shorter-than-desired duration, a move that enabled us to otherwise avoid having to sell securities we found attractive. As the period progressed and Treasury futures continued to outperform dramatically, we eliminated our derivative positions from all three Funds.

Throughout the period, but especially in the late-2008 market downturn, we took advantage of widening credit spreads – meaning that investors were demanding ever-higher amounts of income in exchange for taking on credit risk – to buy bonds trading at historically low prices and offering unusually high yields. Because of the unique market conditions, even investment-grade bonds rated BBB and A that we believed were highly creditworthy could be purchased for very good prices. When we bought the securities, we believed they had the potential to provide significant long-term value for our shareholders for many years to come.

To fund these opportunistic purchases, we were primarily selling very-short-duration bonds, as well as high-quality intermediate-maturity securities offering structural characteristics that individual investors found attractive. As institutional investor demand for municipal securities dried up in late 2008, so-called retail investors provided the primary source of demand in the tax-exempt bond market.

Dividend Information

All share classes of all four Funds experienced a dividend increase in February 2009. In addition, the Florida Fund’s Class B and C Shares experienced an additional dividend increase in November 2008, as did the Pennsylvania Fund’s Class B Shares in August 2008, the Virginia Fund’s Class B Shares in November 2008, and its Class C Shares in August 2008. The Maryland Fund’s Class I Shares saw one dividend decrease in November 2008.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2009, all four Funds had positive UNII balances, for tax purposes and positive UNII balances for financial statement purposes.

8	Nuveen Investments

Nuveen Florida Preference Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Maryland Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the Barclays Capital Municipal Bond Index and their relevant Standard & Poor’s (S&P) index. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged national index comprising a broad range of investment grade municipal bonds. The S&P National Municipal Bond Index is a market value weighted index designed to measure the performance of the investment grade U.S. municipal bond market. The S&P Florida Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Florida municipal bond market. The S&P Maryland Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Maryland municipal bond market. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.2%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	9

Nuveen Pennsylvania Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Virginia Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the Barclays Capital Municipal Bond Index and their relevant Standard & Poor’s (S&P) index. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged national index comprising a broad range of investment grade municipal bonds. The S&P National Municipal Bond Index is a market value weighted index designed to measure the performance of the investment grade U.S. municipal bond market. The S&P Pennsylvania Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Pennsylvania municipal bond market. The S&P Virginia Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Virginia municipal bond market. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.2%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

10	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Florida Preference Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FLOTX	FLOBX	FLCTX	NMFLX
NAV	$8.98	$8.98	$8.96	$8.97
Latest Monthly Dividend[2]	$0.0365	$0.0310	$0.0325	$0.0380
Inception Date	6/15/90	2/03/97	9/14/95	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	-3.36%	-7.44%
5-Year	2.30%	1.42%
10-Year	3.05%	2.61%

B Shares	w/o CDSC	w/CDSC
1-Year	-4.00%	-7.69%
5-Year	1.54%	1.37%
10-Year	2.41%	2.41%

C Shares	NAV
1-Year	-3.92%
5-Year	1.73%
10-Year	2.47%

I Shares	NAV
1-Year	-3.17%
5-Year	2.49%
10-Year	3.24%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.88%	4.67%
30-Day Yield[3]	4.39%	—
SEC 30-Day Yield[3,4]	—	4.21%
Taxable-Equivalent Yield[4,5]	6.10%	5.85%

B Shares	NAV
Dividend Yield[3]	4.14%
30-Day Yield[3]	3.64%
Taxable-Equivalent Yield[5]	5.06%

C Shares	NAV
Dividend Yield[3]	4.35%
30-Day Yield[3]	3.84%
Taxable-Equivalent Yield[5]	5.33%

I Shares	NAV
Dividend Yield[3]	5.08%
SEC 30-Day Yield[3]	4.59%
Taxable-Equivalent Yield[5]	6.38%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-3.01%	-7.08%
5-Year	1.98%	1.11%
10-Year	3.08%	2.64%

B Shares	w/o CDSC	w/CDSC
1-Year	-3.76%	-7.45%
5-Year	1.20%	1.03%
10-Year	2.45%	2.45%

C Shares	NAV
1-Year	-3.57%
5-Year	1.41%
10-Year	2.50%

I Shares	NAV
1-Year	-2.81%
5-Year	2.19%
10-Year	3.28%

Portfolio Statistics
Net Assets ($000)	$187,844
Average Effective Maturity on Securities (Years)	16.78
Average Duration	6.94

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.84%	0.83%	5/31/08
Class B	1.59%	1.58%	5/31/08
Class C	1.39%	1.38%	5/31/08
Class I	0.64%	0.63%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Nuveen Investments	11

Fund Spotlight as of 5/31/09 Nuveen Florida Preference Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	31.3%
Health Care	19.4%
Utilities	12.1%
U.S. Guaranteed	8.7%
Water and Sewer	5.3%
Transportation	5.1%
Long-Term Care	4.6%
Other	13.5%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,083.30	$1,080.40	$1,080.40	$1,084.50	$1,020.64	$1,016.90	$1,017.90	$1,021.64
Expenses Incurred During Period	$4.47	$8.35	$7.31	$3.43	$4.33	$8.10	$7.09	$3.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.61%, 1.41% and ..66% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Maryland Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	NMDAX	NBMDX	NMDCX	NMMDX
NAV	$10.03	$10.04	$10.00	$10.04
Latest Monthly Dividend[2]	$0.0345	$0.0285	$0.0300	$0.0360
Inception Date	9/07/94	3/06/97	9/16/94	2/28/92

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	1.85%	-2.43%
5-Year	3.45%	2.57%
10-Year	4.05%	3.60%

B Shares	w/o CDSC	w/CDSC
1-Year	1.09%	-2.82%
5-Year	2.66%	2.49%
10-Year	3.43%	3.43%

C Shares	NAV
1-Year	1.18%
5-Year	2.87%
10-Year	3.48%

I Shares	NAV
1-Year	1.96%
5-Year	3.63%
10-Year	4.25%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.13%	3.95%
30-Day Yield[3]	3.58%	—
SEC 30-Day Yield[3,4]	—	3.43%
Taxable-Equivalent Yield[4,5]	5.23%	5.01%

B Shares	NAV
Dividend Yield[3]	3.41%
30-Day Yield[3]	2.83%
Taxable-Equivalent Yield[5]	4.14%

C Shares	NAV
Dividend Yield[3]	3.60%
30-Day Yield[3]	3.03%
Taxable-Equivalent Yield[5]	4.43%

I Shares	NAV
Dividend Yield[3]	4.30%
SEC 30-Day Yield[3]	3.78%
Taxable-Equivalent Yield[5]	5.53%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	2.96%	-1.33%
5-Year	3.34%	2.47%
10-Year	4.19%	3.75%

B Shares	w/o CDSC	w/CDSC
1-Year	2.19%	-1.76%
5-Year	2.58%	2.40%
10-Year	3.57%	3.57%

C Shares	NAV
1-Year	2.39%
5-Year	2.79%
10-Year	3.63%

I Shares	NAV
1-Year	3.06%
5-Year	3.55%
10-Year	4.40%

Portfolio Statistics
Net Assets ($000)	$148,348
Average Effective Maturity on Securities (Years)	16.03
Average Duration	6.94

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.00%	0.98%	5/31/08
Class B	1.75%	1.73%	5/31/08
Class C	1.55%	1.53%	5/31/08
Class I	0.80%	0.79%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

Nuveen Investments	13

Fund Spotlight as of 5/31/09 Nuveen Maryland Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Health Care	22.7%
Tax Obligation/General	17.3%
U.S. Guaranteed	12.4%
Tax Obligation/Limited	12.4%
Education and Civic Organizations	9.5%
Housing/Single Family	6.3%
Housing/Multifamily	4.2%
Industrials	3.2%
Other	12.0%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,113.70	$1,109.40	$1,110.90	$1,114.60	$1,020.54	$1,016.85	$1,017.80	$1,021.59
Expenses Incurred During Period	$4.64	$8.52	$7.53	$3.53	$4.43	$8.15	$7.19	$3.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.62%, 1.43% and ..67% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

14	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Pennsylvania Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FPNTX	FPMMX	FPMBX	NBPAX
NAV	$9.96	$9.97	$9.92	$9.93
Latest Monthly Dividend[2]	$0.0350	$0.0290	$0.0305	$0.0365
Inception Date	10/29/86	2/03/97	2/02/94	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	1.57%	-2.71%
5-Year	3.73%	2.84%
10-Year	4.11%	3.67%

B Shares	w/o CDSC	w/CDSC
1-Year	0.81%	-3.09%
5-Year	2.98%	2.81%
10-Year	3.49%	3.49%

C Shares	NAV
1-Year	1.01%
5-Year	3.18%
10-Year	3.54%

I Shares	NAV
1-Year	1.81%
5-Year	3.96%
10-Year	4.33%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.22%	4.04%
30-Day Yield[3]	3.94%	—
SEC 30-Day Yield[3,4]	—	3.77%
Taxable-Equivalent Yield[4,5]	5.64%	5.40%

B Shares	NAV
Dividend Yield[3]	3.49%
SEC 30-Day Yield[3]	3.18%
Taxable-Equivalent Yield[5]	4.56%

C Shares	NAV
Dividend Yield[3]	3.69%
30-Day Yield[3]	3.39%
Taxable-Equivalent Yield[5]	4.86%

I Shares	NAV
Dividend Yield[3]	4.41%
SEC 30-Day Yield[3]	4.14%
Taxable-Equivalent Yield[5]	5.93%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	2.17%	-2.10%
5-Year	3.54%	2.65%
10-Year	4.21%	3.77%

B Shares	w/o CDSC	w/CDSC
1-Year	1.51%	-2.41%
5-Year	2.79%	2.62%
10-Year	3.59%	3.59%

C Shares	NAV
1-Year	1.61%
5-Year	2.99%
10-Year	3.64%

I Shares	NAV
1-Year	2.41%
5-Year	3.77%
10-Year	4.42%

Portfolio Statistics
Net Assets ($000)	$236,207
Average Effective Maturity on Securities (Years)	17.18
Average Duration	7.78

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.84%	0.82%	5/31/08
Class B	1.59%	1.57%	5/31/08
Class C	1.39%	1.37%	5/31/08
Class I	0.64%	0.62%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30.2%.

Nuveen Investments	15

Fund Spotlight as of 5/31/09 Nuveen Pennsylvania Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/General	20.1%
Health Care	17.5%
Education and Civic Organizations	13.7%
U.S. Guaranteed	12.0%
Water and Sewer	8.2%
Transportation	6.6%
Tax Obligation/Limited	6.4%
Housing/Single Family	4.4%
Other	11.1%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,109.80	$1,106.80	$1,107.20	$1,112.60	$1,020.69	$1,016.95	$1,017.95	$1,021.69
Expenses Incurred During Period	$4.47	$8.40	$7.35	$3.42	$4.28	$8.05	$7.04	$3.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and ..65% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Virginia Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FVATX	NFVBX	FVACX	NMVAX
NAV	$10.24	$10.20	$10.22	$10.19
Latest Monthly Dividend[2]	$0.0365	$0.0305	$0.0320	$0.0380
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0174	$0.0174	$0.0174	$0.0174
Inception Date	3/27/86	2/03/97	10/04/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	0.95%	-3.34%
5-Year	3.62%	2.73%
10-Year	4.08%	3.63%

B Shares	w/o CDSC	w/CDSC
1-Year	0.10%	-3.76%
5-Year	2.86%	2.69%
10-Year	3.46%	3.46%

C Shares	NAV
1-Year	0.29%
5-Year	3.06%
10-Year	3.51%

I Shares	NAV
1-Year	1.08%
5-Year	3.83%
10-Year	4.27%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.28%	4.10%
30-Day Yield[4]	3.93%	—
SEC 30-Day Yield[4,5]	—	3.77%
Taxable-Equivalent Yield[5,6]	5.79%	5.55%

B Shares	NAV
Dividend Yield[4]	3.59%
30-Day Yield[4]	3.19%
Taxable-Equivalent Yield[6]	4.70%

C Shares	NAV
Dividend Yield[4]	3.76%
30-Day Yield[4]	3.39%
Taxable-Equivalent Yield[6]	4.99%

I Shares	NAV
Dividend Yield[4]	4.47%
SEC 30-Day Yield[4]	4.14%
Taxable-Equivalent Yield[6]	6.10%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	1.70%	-2.60%
5-Year	3.35%	2.46%
10-Year	4.13%	3.68%

B Shares	w/o CDSC	w/CDSC
1-Year	0.95%	-2.94%
5-Year	2.61%	2.44%
10-Year	3.51%	3.51%

C Shares	NAV
1-Year	1.15%
5-Year	2.81%
10-Year	3.56%

I Shares	NAV
1-Year	1.94%
5-Year	3.57%
10-Year	4.33%

Portfolio Statistics
Net Assets ($000)	$333,996
Average Effective Maturity on Securities (Years)	18.23
Average Duration	7.18

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.91%	0.90%	5/31/08
Class B	1.66%	1.65%	5/31/08
Class C	1.46%	1.45%	5/31/08
Class I	0.71%	0.70%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Paid December 5, 2008. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

Nuveen Investments	17

Fund Spotlight as of 5/31/09 Nuveen Virginia Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	23.6%
Health Care	14.7%
Transportation	11.9%
Housing/Single Family	7.3%
U.S. Guaranteed	7.2%
Long-Term Care	6.6%
Water and Sewer	6.5%
Tax Obligation/General	5.1%
Education and Civic Organizations	4.8%
Other	12.3%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,120.40	$1,115.60	$1,116.40	$1,121.00	$1,020.74	$1,017.05	$1,018.00	$1,021.79
Expenses Incurred During Period	$4.44	$8.33	$7.33	$3.33	$4.23	$7.95	$6.99	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.58%, 1.39% and ..63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18	Nuveen Investments

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 1.0%

$1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	$707,570

1,370	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 5.250%, 10/01/27	10/17 at 100.00	BBB	1,152,362
2,370	Total Consumer Discretionary			1,859,932
	Consumer Staples – 2.2%

1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	BBB	653,290

5,055	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	2,260,748

2,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	BBB	1,210,780
8,055	Total Consumer Staples			4,124,818
	Education and Civic Organizations – 2.7%

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA	1,014,460

4,750	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2005, 5.000%, 10/15/25 – RAAI Insured	10/15 at 100.00	BBB–	4,085,238
5,750	Total Education and Civic Organizations			5,099,698
	Health Care – 19.1%

	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005:

1,000	5.000%, 4/01/34	4/16 at 100.00	A–	827,990

3,000	5.000%, 4/01/36	4/16 at 100.00	A–	2,474,430

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,004,860

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:

3,500	5.250%, 6/01/26	6/16 at 100.00	A–	3,167,220

3,850	5.500%, 6/01/38 – FSA Insured	6/18 at 100.00	AAA	3,699,196

	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:

5,000	5.250%, 10/01/28	10/13 at 100.00	A3	4,654,900

2,580	5.250%, 10/01/34	10/13 at 100.00	A3	2,283,584

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	885,600

1,750	Lakeland, Florida, Hospital System Revenue Refunding Bonds, Lakeland Regional Medical Center, Series 1996A, 5.250%, 11/15/25 – MBIA Insured	11/09 at 100.00	AA–	1,666,578

1,635	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/17	7/13 at 100.00	BBB+	1,483,452

5,000	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A3	3,874,450

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:

295	5.000%, 1/01/21	No Opt. Call	AAA	338,796

275	5.000%, 1/01/22	1/15 at 100.00	AAA	315,827

Nuveen Investments	19

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$7,000	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.625%, 12/01/31	12/11 at 101.00	BBB–	$5,164,879

2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	12/10 at 100.00	Baa2	2,034,224

3,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,074,950
41,980	Total Health Care			35,950,936
	Housing/Multifamily – 3.9%

3,500	Florida Housing Finance Agency, FNMA Collateralized Housing Revenue Bonds, Villas of Capri, Series 1996H, 6.100%, 4/01/17 (Alternative Minimum Tax)	10/09 at 100.00	AAA	3,504,340

1,115	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1, 6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	8/09 at 100.00	A	1,116,249

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Leigh Meadows Apartments, Series 1996N, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/09 at 100.00	A	1,000,090

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/09 at 100.00	A	1,000,430

735	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Affordable Housing Guarantee Program, Windsor Park Apartments, Series 1998A, 5.900%, 6/01/38 (Alternative Minimum Tax)	6/09 at 101.00	N/R	708,349
7,350	Total Housing/Multifamily			7,329,458
	Housing/Single Family – 0.4%

15	Leon County Housing Finance Authority, Florida, Single Family Mortgage Revenue Bonds, Multi-County Program, Series 1995B, 7.300%, 1/01/28 (Alternative Minimum Tax)	No Opt. Call	AAA	15,585

810	Orange County Housing Finance Authority, Florida, Homeowner Revenue Bonds, Series 1999A-2, 0.000%, 3/01/31	8/09 at 29.24	AAA	231,466

405	Orange County Housing Finance Authority, Florida, Homeowner Revenue Bonds, Series 2002A, 5.550%, 9/01/33 (Alternative Minimum Tax)	3/11 at 101.00	Aaa	404,587
1,230	Total Housing/Single Family			651,638
	Industrials – 0.4%

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	804,170
	Long-Term Care – 4.6%

5,155	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 1999, 6.000%, 10/01/29 – ACA Insured	10/09 at 101.00	N/R	4,081,523

3,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34	12/17 at 100.00	BBB	2,262,210

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:

1,130	5.850%, 8/01/24	8/14 at 101.00	N/R	979,642

1,565	5.625%, 8/01/34	8/14 at 101.00	N/R	1,209,589
10,850	Total Long-Term Care			8,532,964
	Materials – 1.9%

1,005	Nassau County, Florida, Pollution Control Revenue Refunding Bonds, ITT Rayonier Inc., Series 1993, 6.200%, 7/01/15	7/09 at 100.00	BBB	933,132

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Materials (continued)

$3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB+	$2,542,080
4,005	Total Materials			3,475,212
	Tax Obligation/General – 1.0%

1,725	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14	No Opt. Call	AAA	1,956,081
	Tax Obligation/Limited – 30.9%

1,895	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	985,836

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	N/R	428,915

495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	338,788

1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	829,220

1,115	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.050%, 5/01/37	5/17 at 100.00	N/R	778,214

2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 – MBIA Insured	2/15 at 100.00	AA–	2,439,350

2,145	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 – MBIA Insured	8/15 at 101.00	AA+	2,194,142

5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AA–	6,180,949

2,515	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 – MBIA Insured	7/15 at 100.00	AA–	2,554,435

3,040	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	N/R	2,798,806

	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004:

975	5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A	1,038,668

1,710	5.000%, 10/01/16 – AMBAC Insured	10/14 at 100.00	A	1,804,170

1,860	5.000%, 10/01/17 – AMBAC Insured	10/14 at 100.00	A	2,017,040

1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	1,591,290

1,000	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 – FGIC Insured	10/14 at 100.00	A3	1,010,190

2,015	Manatee County, Florida, Revenue Bonds, Series 2004, 5.000%, 10/01/21 – FGIC Insured	10/14 at 100.00	AA–	2,098,119

3,760	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, BAC Funding Corporation, Series 2000A, 5.375%, 10/01/30 – AMBAC Insured	10/10 at 102.00	A+	3,783,086

5,550	Okaloosa County, Florida, Fourth Cent Tourist Development Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 – AMBAC Insured	10/10 at 101.00	A	5,607,497

1,940	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,095,867

4,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/23 – FGIC Insured	1/13 at 100.00	AA	4,073,880

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	AA–	1,419,404

2,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	No Opt. Call	AAA	2,092,720

Nuveen Investments	21

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$975	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R		$477,389

2,050	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/25 – AMBAC Insured	10/14 at 100.00	AA–		2,083,456

990	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R		684,229

1,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R		688,500

990	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R		643,005

	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004:

2,925	5.000%, 12/01/25 – FSA Insured	12/14 at 100.00	Aa3		2,961,475

3,065	5.000%, 12/01/26 – FSA Insured	12/14 at 100.00	Aa3		3,085,505

500	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R		303,680
60,410	Total Tax Obligation/Limited				58,087,825
	Transportation – 5.0%

3,000	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1, 5.250%, 10/01/26 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	Aa3		2,830,230

2,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 0.000%, 1/01/21 – AMBAC Insured	No Opt. Call	BBB		292,120

2,165	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2004B, 5.000%, 7/01/21 – MBIA Insured	7/14 at 100.00	AAA		2,276,433

4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/20 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–		4,023,360
11,165	Total Transportation				9,422,143
	U.S. Guaranteed – 8.6% (4)

335	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	No Opt. Call	AAA		439,239

	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984:

1,165	9.875%, 7/01/09 (ETM)	No Opt. Call	AAA		1,174,774

1,000	10.000%, 7/01/14 (ETM)	No Opt. Call	AAA		1,239,280

	North Broward Hospital District, Florida, Revenue and Improvement Bonds, Series 2001:

4,545	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A	(4)	4,922,007

455	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A	(4)	492,742

1,750	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 9B, Series 1999, 6.000%, 8/01/29 (Pre-refunded 8/01/09)	8/09 at 101.00	N/R	(4)	1,784,160

3,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	3,682,835

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:

1,010	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA		1,159,945

935	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA		1,073,810

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 - FGIC Insured (ETM)	7/09 at 100.00	AA	(4)	$178,821
14,590	Total U.S. Guaranteed				16,147,613
	Utilities – 11.9%

2,000	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company Project, Series 1995C, 5.500%, 10/01/30	8/09 at 100.00	BB+		1,716,240

1,770	JEA St. John’s River Power Park System, Florida, Revenue Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/18	10/11 at 100.00	Aa2		1,808,728

1,005	JEA, Florida, Electric System Revenue Bonds, Series 2006-3A, 5.000%, 10/01/41 – FSA Insured	4/15 at 100.00	AAA		985,031

1,270	Leesburg, Florida, Electric System Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	AA–		1,297,343

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	AA–		2,354,627

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/09 at 100.00	BB+		972,370

500	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Series 2009A-1, 5.250%, 10/01/39	4/19 at 100.00	Aa1		509,585

1,000	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa2		1,012,960

8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AA		6,488,878

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	A		640,686

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA		1,026,310

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – MBIA Insured	10/15 at 100.00	AA–		2,794,930

1,000	The Tennessee Energy Acquisition, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R		784,370
24,320	Total Utilities				22,392,058
	Water and Sewer – 5.2%

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–		986,670

2,800	Manatee County, Florida, Public Utilities Revenue Refunding and Improvement Bonds, Series 1991C, 0.000%, 10/01/09 – MBIA Insured	No Opt. Call	Aa3		2,792,524

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36 (WI/DD, Settling 6/02/09)	12/19 at 100.00	A2		989,100

2,700	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – MBIA Insured	10/13 at 100.00	AA–		2,523,312

1,395	Sarasota County, Florida, Utility System Revenue Bonds, Series 2005A, 5.000%, 10/01/12 – FGIC Insured	No Opt. Call	AA–		1,520,982

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – FSA Insured	12/19 at 100.00	AAA		1,001,040
9,895	Total Water and Sewer				9,813,628
$204,695	Total Investments (cost $198,795,613) – 98.8%				185,648,174
	Other Assets Less Liabilities – 1.2%				2,195,440
	Net Assets – 100%				$187,843,614

Nuveen Investments	23

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund (continued)

May 31, 2009

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

24	Nuveen Investments

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 1.7%

$4,030	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	$2,475,910
	Consumer Staples – 1.3%

2,250	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	1,874,790

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/11 at 100.00	Baa3	97,630
2,375	Total Consumer Staples			1,972,420
	Education and Civic Organizations – 9.2%

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BBB–	476,413

645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	608,267

	Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds, University of Maryland – College Park, Series 2001:

980	5.375%, 7/01/15 – AMBAC Insured	7/11 at 100.00	A	1,037,075

725	5.375%, 7/01/16 – AMBAC Insured	7/11 at 100.00	A	767,224

500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	7/09 at 101.00	BBB–	417,980

	Maryland Health and Higher Educational Facilities Authority, Mortgage Revenue Bonds, Green Acres School, Series 1998:

665	5.300%, 7/01/18	7/09 at 100.00	BBB–	617,732

1,000	5.300%, 7/01/28	7/09 at 100.00	BBB–	838,080

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000:

250	5.250%, 7/01/25 – FSA Insured	1/11 at 101.00	AAA	251,285

500	5.250%, 7/01/30 – FSA Insured	1/11 at 101.00	AAA	488,755

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	586,819

1,870	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,475,542

840	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 5.500%, 5/01/20	5/15 at 100.00	N/R	696,662

815	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	A1	858,008

550	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/13 at 100.00	AA–	568,860

1,500	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – MBIA Insured	No Opt. Call	AA–	1,761,450

1,100	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA+	1,207,789

1,250	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	951,363
14,440	Total Education and Civic Organizations			13,609,304
	Energy – 0.2%

400	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	328,080

Nuveen Investments	25

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 21.8%

$1,100	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/27	9/17 at 100.00	A–	$1,015,586

675	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	592,488

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System Isssue, Series 2008B, 6.750%, 7/01/39	7/19 at 100.00	A–	2,225,900

820	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A2	774,810

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002:

500	6.000%, 7/01/20	7/12 at 100.00	A3	517,155

1,500	5.800%, 7/01/32	7/12 at 100.00	A3	1,499,910

725	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	630,663

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	BBB–	1,424,743

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	695,619

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	625,216

750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34 – MBIA Insured	7/11 at 100.00	A+	667,538

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	6/09 at 101.00	A+	2,021,860

1,785	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,506,219

765	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AAA	782,327

850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A–	862,453

2,280	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AAA	2,287,592

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:

635	5.000%, 7/01/37	7/17 at 100.00	BBB	516,909

440	5.500%, 7/01/42	7/17 at 100.00	BBB	380,965

1,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,009,302

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A3	773,384

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:

1,405	5.000%, 7/01/35	7/15 at 100.00	A3	1,251,293

900	5.000%, 7/01/40	7/15 at 100.00	A3	786,330

645	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	AA–	752,657

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2004B, 5.000%, 7/01/24 – AMBAC Insured	7/13 at 100.00	A	480,010

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Upper Chesapeake Hospitals Issue C, Series 2007, 6.000%, 1/01/38	1/18 at 100.00	Baa2	$897,370

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:

1,500	5.750%, 1/01/33	No Opt. Call	BBB–	1,311,360

3,385	5.750%, 1/01/38	1/18 at 100.00	BBB–	2,924,199

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 – MBIA Insured	7/16 at 100.00	AA–	1,862,120

350	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.375%, 7/01/14	7/09 at 100.00	B3	305,365

1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – MBIA Insured	7/09 at 100.00	AA–	1,001,160
35,075	Total Health Care			32,382,503
	Housing/Multifamily – 4.1%

500	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)	7/09 at 101.00	Aa2	479,295

1,000	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)	1/10 at 100.00	Aa2	1,004,000

1,000	Maryland Community Development Administration, Multifamily Development Revenue Bonds, Auburn Manor, Series 1998A, 5.300%, 10/01/28 (Alternative Minimum Tax)	6/09 at 101.50	Aaa	995,140

100	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B2	70,310

600	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001, 5.875%, 7/01/21 – ACA Insured	7/11 at 101.00	N/R	447,474

570	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	Baa2	449,981

1,420	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)	7/09 at 100.50	Aaa	1,394,014

200	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	7/09 at 100.00	Aa2	200,260

1,000	Prince George’s County Housing Authority, Maryland, GNMA Collateralized Mortgage Revenue Bonds, University Landing Apartments, Series 1999, 6.100%, 3/20/41 (Alternative Minimum Tax)	9/09 at 102.00	AAA	1,017,510
6,390	Total Housing/Multifamily			6,057,984
	Housing/Single Family – 6.1%

1,695	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	1,747,833

1,195	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,137,783

1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	1,425,120

980	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)	9/16 at 100.00	Aa2	878,786

Nuveen Investments	27

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$920	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	$795,653

780	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	692,570

1,125	Maryland Community Development Administration, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax)	9/14 at 100.00	Aa2	1,010,723

1,200	Maryland Community Development Administration, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,132,332

240	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	218,114
9,635	Total Housing/Single Family			9,038,914
	Industrials – 3.0%

4,360	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	4/12 at 101.00	BBB	4,015,603

500	Northeast Maryland Waste Disposal Authority, Baltimore, Resource Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)	7/09 at 101.00	BBB	488,400
4,860	Total Industrials			4,504,003
	Long-Term Care – 2.9%

2,285	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	BBB+	1,840,430

	Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group, Series 1999A:

500	5.500%, 1/01/19 – RAAI Insured	7/09 at 101.00	BBB–	470,820

500	5.625%, 1/01/25 – RAAI Insured	7/09 at 101.00	BBB–	451,595

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	1,496,623
5,250	Total Long-Term Care			4,259,468
	Materials – 1.0%

1,500	Baltimore, Maryland, Port Facilities Revenue Bonds, Consolidation Coal Sales Company, Series 1984B, 6.500%, 10/01/11	10/09 at 100.00	A	1,500,555
	Tax Obligation/General – 16.7%

435	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	480,792

400	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	459,884

1,000	Baltimore County, Maryland, Metropolitan District Special Assessment Bonds, 67th Issue, 5.000%, 6/01/25	6/11 at 101.00	AAA	1,035,100

400	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AA+	461,540

300	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16	No Opt. Call	AA	348,366

1,500	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – MBIA Insured	8/15 at 100.00	AA	1,717,635

9,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2001, 5.500%, 3/01/15	No Opt. Call	AAA	10,597,049

1,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	2,087,928

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Refunding Bonds, Series 2001, 5.250%, 10/01/13	10/11 at 101.00	AAA	$1,092,640

2,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18	10/13 at 100.00	AAA	2,171,700

2,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	2,295,000

500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16	6/15 at 100.00	AAA	573,510

1,230	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Water Supply Bonds, Series 2005, 5.000%, 6/01/16	6/15 at 100.00	AAA	1,410,835
22,065	Total Tax Obligation/General			24,731,979
	Tax Obligation/Limited – 12.0%

370	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R	362,485

1,000	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – MBIA Insured	9/09 at 101.00	AA–	1,022,250

200	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	123,902

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:

310	5.600%, 7/01/20 – RAAI Insured	7/10 at 102.00	BBB–	285,643

115	5.700%, 7/01/29 – RAAI Insured	7/10 at 102.00	BBB–	98,665

450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	295,898

1,110	Maryland Community Development Administration, Infrastructure Financing Bonds, Series 2000A, 5.875%, 6/01/30 – MBIA Insured	6/10 at 101.00	Baa1	1,117,415

830	Maryland Department of Transportation, Certificates of Participation, Mass Transit Administration Project, Series 2000, 5.500%, 10/15/18 (Alternative Minimum Tax)	10/10 at 101.00	AA+	831,461

1,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	2,073,085

935	Maryland Economic Development Corporation, Lease Revenue Bonds, Department of Transportation Headquarters Building, Series 2002, 5.375%, 6/01/19	6/12 at 100.50	AA+	1,005,714

	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A:

430	5.000%, 9/15/13	9/12 at 100.00	AA+	475,163

650	5.000%, 9/15/16	9/12 at 100.00	AA+	708,396

1,540	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003, 5.000%, 6/15/22	6/13 at 100.00	AA+	1,619,264

1,470	Montgomery County, Maryland, Lease Revenue Bonds, Metrorail Garage, Series 2002, 5.000%, 6/01/21	6/12 at 100.00	AA	1,555,672

500	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.375%, 7/01/20 – RAAI Insured	7/12 at 101.00	A3	451,970

500	New Baltimore City Board of School Commissioners, Maryland, School System Revenue Bonds, Series 2000, 5.125%, 11/01/15	11/10 at 100.00	AA+	525,440

1,000	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – MBIA Insured	6/13 at 100.00	AA+	1,103,060

2,000	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	1,242,020

7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	BBB+	545,317

Nuveen Investments	29

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – FSA Insured	8/12 at 100.00	AAA		$1,008,960

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–		426,659

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	AA–		863,770
24,640	Total Tax Obligation/Limited				17,742,209
	Transportation – 0.1%

500	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/09 at 100.00	CCC+		231,270
	U.S. Guaranteed – 12.0% (4)

1,250	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2002, 5.000%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AAA		1,391,813

865	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA	(4)	940,082

	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount St. Mary’s College, Series 2001A:

100	5.750%, 9/01/25 (Pre-refunded 3/01/10)	3/10 at 101.00	BBB–	(4)	104,941

100	5.800%, 9/01/30 (Pre-refunded 3/01/10)	3/10 at 101.00	BBB–	(4)	104,979

1,250	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2002, 5.000%, 11/01/21 (Pre-refunded 11/01/12)	11/12 at 101.00	Aaa		1,415,588

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:

240	5.600%, 7/01/20 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 102.00	BBB–	(4)	258,118

95	5.700%, 7/01/29 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 102.00	BBB–	(4)	102,274

1,535	Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds, Shady Grove Adventist Nursing and Rehabilitation Center, Series 1992, 6.500%, 9/01/12 – FSA Insured (ETM)	No Opt. Call	AAA		1,670,694

1,000	Howard County, Maryland, Consolidated Public Improvement Refunding Bonds, Series 2002A, 5.250%, 8/15/18 (Pre-refunded 2/15/12)	2/12 at 100.00	AAA		1,105,430

	Maryland Economic Development Corporation, Health and Mental Hygiene Providers Revenue Bonds, Series 1996A:

780	7.625%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 102.00	N/R	(4)	880,253

570	7.625%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 102.00	N/R	(4)	643,262

1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	BBB	(4)	1,793,089

525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A2	(4)	601,671

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2001, 5.500%, 6/01/32 (Pre-refunded 6/01/11)	6/11 at 100.00	Baa1	(4)	678,031

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	A	(4)	566,605

1,375	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA		1,607,306

1,175	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.500%, 10/01/40	10/10 at 101.00	AAA		1,234,373

245	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		254,134

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$750	University of Puerto Rico, University System Revenue Bonds, Series 2000O, 5.750%, 6/01/19 (Pre-refunded 6/01/10) – MBIA Insured	6/10 at 100.00	AA–	(4)	$789,450

1,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(4)	1,631,535
16,090	Total U.S. Guaranteed				17,773,628
	Utilities – 2.3%

2,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Series 2006, 6.200%, 9/01/22	No Opt. Call	BBB+		2,703,074

1,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	8/09 at 100.00	N/R		771,930
3,500	Total Utilities				3,475,004
	Water and Sewer – 1.8%

855	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA		884,335

1,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/25 – AMBAC Insured	7/17 at 100.00	AAA		1,072,420

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–		737,595
2,615	Total Water and Sewer				2,694,350
$153,365	Total Investments (cost $148,181,120) – 96.2%				142,777,581
	Other Assets Less Liabilities – 3.8%				5,570,896
	Net Assets – 100%				$148,348,477

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.0%

$65	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$61,990
	Education and Civic Organizations – 13.5%

2,500	Allegheny County Higher Education Building Authority (Commonwealth of Pennsylvania) University Revenue Bonds, Series A of 2008 (Robert Morris University), 5.900%, 10/15/28	10/18 at 100.00	Baa3	2,055,925

1,190	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 5.500%, 5/01/15	No Opt. Call	Baa3	1,155,752

	Chester County Health and Education Facilities Authority, Pennsylvania, College Revenue Bonds, Immaculata College, Series 1998:

1,300	5.600%, 10/15/18	10/09 at 101.00	BB+	1,135,251

550	5.625%, 10/15/27	10/09 at 101.00	BB+	418,160

1,445	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	1,069,098

1,280	City of Erie Higher Education Building Authority (Commonwealth of Pennsylvania) College Revenue Bonds, Series 2008 (Mercyhurst College Project), 5.500%, 3/15/38	9/18 at 100.00	BBB	1,089,280

	Delaware County Authority, Pennsylvania, College Revenue Refunding Bonds, Neumann College, Series 1998A:

2,400	5.375%, 10/01/18	8/09 at 100.00	BBB	2,302,008

1,815	5.375%, 10/01/26	10/09 at 100.00	BBB	1,626,912

920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	BBB–	716,183

925	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.250%, 10/01/38	10/11 at 100.00	BBB	907,832

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:

800	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A	819,312

330	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A	336,349

1,000	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003, 5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	AA–	1,039,350

375	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	BBB–	311,524

2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	A	2,030,260

2,500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/26 – MBIA Insured	8/15 at 100.00	A1	2,569,650

165	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	BBB–	138,872

3,090	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa3	3,112,279

715	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	634,327

1,280	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – MBIA Insured	11/17 at 100.00	AA–	1,261,005

1,205	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2007 GG5, 5.000%, 5/01/27 – RAAI Insured	5/17 at 100.00	BBB–	1,010,730

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2003, 5.250%, 5/01/23	5/13 at 100.00	BBB	$914,820

1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – MBIA Insured	4/16 at 100.00	AA–	1,798,464

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	1,012,570

1,250	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,194,288

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:

245	5.250%, 1/01/27	1/17 at 100.00	BBB	284,957

440	5.375%, 1/01/32	1/17 at 100.00	BBB	515,491

500	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/22	4/13 at 100.00	Aa2	528,755
33,920	Total Education and Civic Organizations			31,989,404
	Health Care – 17.4%

3,980	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Baa2	3,074,271

2,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Pennsylvania, Revenue Bonds, Series 2009A, 5.500%, 8/15/34 (WI/DD, Settling 6/03/09)	No Opt. Call	Aa3	1,980,980

1,000	Catholic Health East Health System, Pennsylvania, Revenue Bonds, Series 2009E, 6.250%, 11/15/34	5/19 at 100.00	A1	1,026,810

2,500	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 1997B, 5.375%, 5/15/27	11/09 at 100.50	AA–	2,505,625

5,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2006, 5.000%, 11/01/35 – CIFG Insured	5/16 at 100.00	A–	4,230,500

2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	A–	1,615,480

4,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2003A, 5.250%, 7/01/32	7/13 at 101.00	A+	3,590,680

750	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	734,708

2,820	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AAA	2,622,177

840	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A–	716,428

5,750	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke’s Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	BBB+	4,946,668

6,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health Services, Series 2005B, 5.000%, 8/15/16 – FGIC Insured	8/15 at 100.00	AA–	6,594,118

3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	8/09 at 100.00	BBB	2,911,830

	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998:

1,265	5.250%, 7/01/10	No Opt. Call	BB–	1,242,470

50	5.500%, 7/01/18	7/09 at 100.00	BB–	41,086

500	5.625%, 7/01/24	7/09 at 100.00	BB–	367,010

Nuveen Investments	33

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$510	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.277%, 12/01/31 – AMBAC Insured	12/17 at 100.00	A	$271,830

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:

430	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	354,307

300	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	240,741

1,000	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB–	791,480

1,155	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A1	1,190,355
44,850	Total Health Care			41,049,554
	Housing/Multifamily – 1.7%

865	Delaware County Industrial Development Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Darby Townhouses Project, Series 2002A, 4.850%, 4/01/12 (Alternative Minimum Tax)	No Opt. Call	AAA	894,626

1,565	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB–	1,128,835

1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB–	1,287,036

240	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa2	176,599

470	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	476,768
4,940	Total Housing/Multifamily			3,963,864
	Housing/Single Family – 4.3%

2,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,817,920

1,780	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	1,696,198

1,695	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,582,588

1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,167,299

400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	359,180

2,760	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2008-103-C, 5.400%, 10/01/33	10/17 at 100.00	AA+	2,824,888

765	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21 (Alternative Minimum Tax)	10/09 at 100.00	AAA	765,826
10,715	Total Housing/Single Family			10,213,899
	Industrials – 2.0%

3,000	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	7/09 at 101.00	BB+	2,751,960

1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Exelon Generation Company, LLC Project, Series 2009A, 5.000%, 12/01/42 (Mandatory put 6/01/12) (WI/DD, Settling 6/03/09)	No Opt. Call	A3	1,000,690

1,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 – AMBAC Insured	7/12 at 101.00	A	1,055,870
5,000	Total Industrials			4,808,520

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 4.1%

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:

$530	5.750%, 1/01/27	1/17 at 100.00	N/R	$400,495

840	5.750%, 1/01/37	1/17 at 100.00	N/R	585,866

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007:

1,000	5.000%, 1/01/27	1/17 at 100.00	N/R	788,320

630	5.000%, 1/01/36	1/17 at 100.00	N/R	456,366

510	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	432,128

630	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	550,355

2,620	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	1,898,897

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, ACTS Inc, Series 1998, 5.250%, 11/15/28	11/23 at 100.00	BBB+	875,030

2,310	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/14	8/09 at 100.00	BB+	2,105,334

1,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	7/11 at 101.00	A	1,461,911
11,650	Total Long-Term Care			9,554,702
	Materials – 0.4%

560	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	460,141

440	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, USX Corporation Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)	No Opt. Call	BBB+	440,431
1,000	Total Materials			900,572
	Tax Obligation/General – 19.9%

1,225	Bentworth School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 3/15/25 – FSA Insured	3/16 at 100.00	AAA	1,279,978

5,250	Butler Area School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2008, 5.250%, 10/01/25	10/18 at 100.00	A	5,441,781

420	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 – MBIA Insured	7/13 at 100.00	A1	454,079

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	A	1,252,875

950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	Aa2	1,041,191

1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	A	521,761

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – MBIA Insured	No Opt. Call	A	2,238,844

2,195	Montour School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 – MBIA Insured	No Opt. Call	A	1,949,621

1,500	Owen J. Roberts School District, Pennsylvania, General Obligation Bonds, Series, 5.000%, 11/15/37	5/18 at 100.00	Aa3	1,508,580

Nuveen Investments	35

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,000	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D, 5.375%, 2/01/27 – FGIC Insured	8/15 at 100.00	AA–	$2,105,380

1,075	Palmyra Area School District, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/20 – SYNCORA GTY Insured	6/14 at 100.00	A1	1,113,120

3,750	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA–	3,645,713

3,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E, 6.000%, 9/01/38	9/18 at 100.00	Aa3	3,183,330

2,585	Pine-Richland School District, Pennsylvania, School Improvement General Obligation Bonds, Series 2005, 5.000%, 7/15/35 – FSA Insured	7/15 at 100.00	AAA	2,584,845

1,575	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – FSA Insured	No Opt. Call	AAA	1,734,910

2,000	Reading, Pennsylvania, General Obligation Bonds, Series 2008, 6.000%, 11/01/28 – FSA Insured	11/18 at 100.00	Aa3	2,156,520

6,775	Southmoreland School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 4/01/25 – MBIA Insured	4/15 at 100.00	AA–	6,863,480

5,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 5.000%, 6/01/31 – FSA Insured	12/16 at 100.00	AAA	5,034,200

2,900	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – MBIA Insured	12/15 at 100.00	AA	2,924,012
51,835	Total Tax Obligation/General			47,034,220
	Tax Obligation/Limited – 6.3%

1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA–	1,469,625

1,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – MBIA Insured	9/11 at 100.00	Baa1	1,002,250

2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – MBIA Insured	12/18 at 100.00	AA	2,533,975

1,300	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – FSA Insured	No Opt. Call	AAA	1,480,310

1,300	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – FSA Insured	11/13 at 100.00	AAA	1,394,302

1,000	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2002A, 5.500%, 4/15/22 – FGIC Insured	4/12 at 100.00	AA–	1,016,560

5,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – MBIA Insured	No Opt. Call	AA–	4,572,650

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–	426,659

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – MBIA Insured	No Opt. Call	AA–	1,000,360
15,050	Total Tax Obligation/Limited			14,896,691
	Transportation – 6.6%

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking Revenue Bonds, Series 2001A:

1,000	5.300%, 12/01/21 – AMBAC Insured	6/09 at 100.00	N/R	1,000,200

4,500	5.375%, 12/01/30 – AMBAC Insured	6/09 at 100.00	N/R	4,357,935

1,900	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	AA–	1,901,140

4,535	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Refunding Bonds, Series 2002, 5.000%, 12/01/11 – AMBAC Insured	No Opt. Call	A	4,835,580

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$380	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	AA–		$323,946

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Baa3		1,597,640

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Alternative Minimum Tax)	1/18 at 100.00	Baa3		1,502,760
16,315	Total Transportation				15,519,201
	U.S. Guaranteed – 11.9% (4)

1,550	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital – Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AAA		1,900,905

4,500	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, Guaranteed County Building Project, Series 2002A, 5.000%, 11/01/29 (Pre-refunded 11/01/12) – MBIA Insured	11/12 at 100.00	AA–	(4)	5,040,223

1,000	Allegheny County Redevelopment Authority, Pennsylvania, Tax Increment Finance Bonds, Waterfront Project, Series 2000A, 6.300%, 12/15/18 (Pre-refunded 12/15/10)	12/10 at 101.00	N/R	(4)	1,089,520

85	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – FSA Insured (ETM)	No Opt. Call	Aa3	(4)	98,858

2,995	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1995, 6.350%, 1/15/14 – MBIA Insured (ETM)	7/09 at 100.00	AA–	(4)	3,288,630

1,320	Delaware County Authority, Pennsylvania, Health Facilities Revenue Bonds, Mercy Health Corporation of Southeastern Pennsylvania Obligation Group, Series 1996, 6.000%, 12/15/26 (ETM)	6/09 at 100.00	Aaa		1,426,471

5,640	Delaware County Authority, Pennsylvania, Student Housing Revenue Bonds, Collegiate Housing Foundation – Eastern College, Series 2000A, 8.250%, 7/01/29 (Pre-refunded 7/01/10)	7/10 at 102.00	N/R	(4)	6,103,493

900	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AAA		1,030,878

905	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – MBIA Insured (ETM)	No Opt. Call	AAA		1,124,309

	Plum Borough School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2001:

1,745	5.200%, 9/15/23 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	AA–	(4)	1,906,639

3,700	5.250%, 9/15/30 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	AA–	(4)	4,046,912

260	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A1	(4)	303,394

610	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14	No Opt. Call	AAA		760,023
25,210	Total U.S. Guaranteed				28,120,255
	Utilities – 3.0%

1,875	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	Baa2		1,873,106

1,345	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	AA–		1,211,899

315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – FSA Insured	9/14 at 100.00	AAA		320,065

Nuveen Investments	37

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$2,650	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – FSA Insured	8/13 at 100.00	AAA	$2,642,607

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – FSA Insured	7/13 at 100.00	AAA	1,046,940
7,185	Total Utilities			7,094,617
	Water and Sewer – 8.1%

1,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – MBIA Insured	12/15 at 100.00	AA–	1,032,310

180	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – FSA Insured	No Opt. Call	AAA	202,613

5,000	Delaware County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Philadelphia Water Company, Series 2001, 5.350%, 10/01/31 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–	4,579,550

3,000	Erie, Pennsylvania, Water Authority, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – FSA Insured	12/18 at 100.00	AAA	2,904,240

1,930	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – FSA Insured	7/14 at 100.00	AAA	1,983,442

3,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2008, 5.250%, 7/15/31	7/18 at 100.00	A3	3,080,790

1,250	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/32	1/19 at 100.00	A	1,254,613

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	1,106,393

3,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – FSA Insured	12/14 at 100.00	AAA	2,987,130
19,500	Total Water and Sewer			19,131,081
$247,235	Total Investments (cost $238,334,530) – 99.2%			234,338,570
	Other Assets Less Liabilities – 0.8%			1,868,337
	Net Assets – 100%			$236,206,907

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.0%

$16,720	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BBB	$9,911,782
	Education and Civic Organizations – 4.7%

	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003:

800	4.375%, 10/01/13	No Opt. Call	A3	838,032

1,135	5.500%, 10/01/33	10/13 at 101.00	A3	1,103,765

2,000	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 6.000%, 10/15/28	10/09 at 101.00	A3	2,014,780

300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/31	9/11 at 100.00	BBB	255,234

800	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	652,616

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	4,617,225

5,000	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	5,168,450

1,250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.125%, 7/01/28 – RAAI Insured	7/09 at 100.50	BBB–	1,096,950
15,785	Total Education and Civic Organizations			15,747,052
	Energy – 0.1%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	410,100
	Health Care – 14.4%

1,525	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35	10/12 at 100.00	A3	1,378,143

4,250	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	A–	3,638,723

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	425,788

2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	A3	2,590,350

1,375	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	A3	1,290,960

3,250	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – MBIA Insured	No Opt. Call	AA–	3,622,580

3,380	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	A	2,875,974

1,915	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	1,928,099

2,325	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A3	2,099,731

2,000	Medical College of Virginia Hospital Authority, General Revenue Bonds, Series 1998, 5.125%, 7/01/23 – MBIA Insured	7/09 at 101.00	AA–	1,907,220

2,785	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/19 – MBIA Insured	7/12 at 100.00	AA–	2,896,122

Nuveen Investments	39

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$4,925	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2003B, 0.000%, 7/01/33 – AMBAC Insured (4)	8/09 at 100.00	A+	$4,173,248

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:

3,040	5.250%, 6/15/24	6/16 at 100.00	A3	3,048,786

1,475	5.250%, 6/15/31	6/16 at 100.00	A3	1,395,778

3,360	5.250%, 6/15/37	6/16 at 100.00	A3	3,024,101

	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A:

1,000	5.125%, 9/01/22	9/17 at 100.00	BBB+	773,360

5,055	5.250%, 9/01/37	9/17 at 100.00	BBB+	3,393,371

5,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.500%, 7/01/29	1/19 at 100.00	BBB+	5,370,700

2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	AA–	2,164,348
51,705	Total Health Care			47,997,382
	Housing/Multifamily – 3.2%

1,105	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/10 at 102.00	AAA	1,149,874

910	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Revenue Bonds, Patrick Henry Apartments, Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20) (Alternative Minimum Tax)	5/10 at 100.00	Aaa	923,441

960	Chesterfield County Industrial Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Fore Courthouse Senior Apartments, Series 2002A, 5.600%, 10/20/31 (Alternative Minimum Tax)	4/12 at 102.00	Aaa	969,331

	Danville Industrial Development Authority, Virginia, Student Housing Revenue Bonds, Collegiate Housing Foundation, Averett College, Series 1999A:

680	6.875%, 6/01/20	6/09 at 102.00	N/R	635,616

1,910	7.000%, 6/01/30	6/09 at 102.00	N/R	1,620,941

1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	9/09 at 100.00	AAA	1,201,080

1,000	Lynchburg Redevelopment and Housing Authority, Virginia, Vistas GNMA Mortgage-Backed Revenue Bonds, Series 2000A, 6.200%, 1/20/40 (Alternative Minimum Tax)	4/10 at 102.00	AAA	1,018,940

2,835	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	2,429,397

610	Virginia Housing Development Authority, Rental Housing Bonds, Series 2001L, 5.000%, 12/01/20	6/09 at 100.00	AA+	610,372
11,210	Total Housing/Multifamily			10,558,992
	Housing/Single Family – 7.1%

805	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	731,592

4,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 – MBIA Insured	7/11 at 100.00	AAA	4,539,555

2,400	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	2,147,400

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$6,545	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	$6,116,891

2,310	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,133,770

2,125	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007A-3, 4.600%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AAA	2,136,326

6,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	5,898,164
25,185	Total Housing/Single Family			23,703,698
	Industrials – 1.3%

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	1,950,460

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	8/09 at 100.00	BBB	1,975,340

500	James City County Industrial Development Authority, Virginia, Sewerage and Solid Waste Disposal Facilities Revenue Bonds, Anheuser Busch, Series 1997, 6.000%, 4/01/32 (Alternative Minimum Tax)	10/09 at 100.00	BBB+	467,595
4,500	Total Industrials			4,393,395
	Long-Term Care – 6.5%

	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:

2,000	6.125%, 12/01/30	12/18 at 100.00	N/R	1,519,320

2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	1,839,725

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A:

5,860	5.125%, 10/01/37	10/17 at 100.00	N/R	4,353,394

3,000	5.125%, 10/01/42	10/17 at 100.00	N/R	2,173,380

1,200	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	BBB+	857,400

500	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Multifamily Housing Revenue Refunding Bonds, Paul Spring Retirement Center, Series 1996A, 6.000%, 12/15/28	6/09 at 101.00	AA+	502,465

3,665	Henrico County Economic Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Assisted Living Revenue Bonds, Beth Sholom, Series 1999A, 6.000%, 7/20/39	7/09 at 102.00	AAA	3,692,414

	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:

1,350	5.000%, 10/01/27	10/11 at 103.00	BBB–	1,084,077

3,500	5.000%, 10/01/35	No Opt. Call	BBB–	2,566,970

4,210	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	3,072,669
27,785	Total Long-Term Care			21,661,814
	Materials – 0.5%

2,500	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax) (5)	8/09 at 101.00	B2	1,778,750

Nuveen Investments	41

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 4.9%

$2,500	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 – FSA Insured	3/13 at 100.00	AAA	$2,565,875

1,000	Chesapeake, Virginia, General Obligation Bonds, Series 2004, 5.000%, 12/01/20	12/14 at 101.00	AA+	1,087,290

1,000	Harrisonburg, Virginia, General Obligation Public Recreational Facility Revenue Bonds, Series 2000, 5.750%, 12/01/29 – FSA Insured	12/10 at 102.00	AAA	1,029,670

5	Loudoun County, Virginia, General Obligation Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AAA	5,454

375	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/20	5/12 at 100.00	AAA	397,350

1,000	Pittsylvania County, Virginia, General Obligation Bonds, Series 2001B, 5.125%, 3/01/23 – MBIA Insured	3/11 at 102.00	A+	1,022,170

3,000	Pittsylvania County, Virginia, General Obligation Bonds, Series 2008B, 5.750%, 2/01/30	2/19 at 100.00	A+	3,201,480

2,000	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – MBIA Insured	No Opt. Call	AA–	2,260,720

1,415	Roanoke, Virginia, General Obligation Bonds, Series 2006A, 5.000%, 2/01/21 – MBIA Insured	2/16 at 100.00	AA	1,562,754

1,000	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.000%, 10/01/17	10/12 at 101.00	AA	1,097,060

1,170	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/25	12/15 at 100.00	AA	1,242,704

1,000	Virginia Beach, Virginia, General Obligation Public Improvement Bonds, Series 2001, 5.000%, 6/01/20	6/11 at 101.00	AAA	1,059,940
15,465	Total Tax Obligation/General			16,532,467
	Tax Obligation/Limited – 23.0%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:

670	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	444,458

520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	292,984

1,000	Caroline County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 – AMBAC Insured	6/12 at 102.00	N/R	915,080

1,000	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/18 – MBIA Insured	1/15 at 100.00	AA–	1,064,020

1,090	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/15 – MBIA Insured	2/14 at 100.00	AA–	1,186,160

2,895	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	3,213,276

1,500	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003, 5.000%, 6/01/14	6/13 at 101.00	AA+	1,676,385

2,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2004, 5.000%, 4/01/33 – MBIA Insured	4/14 at 100.00	AA+	2,036,840

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2007A, 4.250%, 4/01/34 – MBIA Insured	4/17 at 100.00	AA+	2,772,570

1,915	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/17 – FSA Insured	4/14 at 100.00	AAA	2,067,415

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:

3,950	5.000%, 6/15/17 – MBIA Insured	6/15 at 100.00	AA–	4,181,233

1,130	5.000%, 6/15/22 – MBIA Insured	6/15 at 100.00	AA–	1,147,865

2,900	5.000%, 6/15/25 – MBIA Insured	6/15 at 100.00	AA–	2,904,408

1,770	5.000%, 6/15/30 – MBIA Insured	6/15 at 100.00	AA–	1,740,547

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Hampton Roads Regional Jail Authority, Virginia, Revenue Bonds, Regional Jail Facility, Series 2004:

$2,020	5.000%, 7/01/17 – MBIA Insured	7/14 at 100.00	AA–	$2,120,636

1,625	5.000%, 7/01/18 – MBIA Insured	7/14 at 100.00	AA–	1,691,495

	James City County Economic Development Authority, Virginia, Revenue Bonds, County Government Projects, Series 2005:

1,155	5.000%, 7/15/17	7/15 at 100.00	AA	1,280,387

1,210	5.000%, 7/15/18	7/15 at 100.00	AA	1,327,176

1,840	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19	3/13 at 100.00	AA+	1,958,257

260	Loudoun County, Virginia, Certificates of Participation, Series 1990E, 7.200%, 10/01/10 – AMBAC Insured	No Opt. Call	A	270,832

860	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	872,023

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 – FSA Insured	2/17 at 100.00	AAA	3,721,194

675	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	11/09 at 102.00	AA+	699,233

1,000	Northampton County and Town Joint Industrial Development Authority, Virginia, Lease Revenue Bonds, County Capital Projects, Series 2002, 5.000%, 2/01/33 – RAAI Insured	2/13 at 101.00	BBB–	818,870

	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005:

1,100	5.000%, 6/01/20 – AMBAC Insured	6/15 at 100.00	Aa2	1,151,810

1,930	5.000%, 6/01/21 – AMBAC Insured	6/15 at 100.00	Aa2	2,008,397

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:

3,000	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A	2,753,880

5,000	5.250%, 7/01/33 – MBIA Insured	No Opt. Call	AA–	4,572,650

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	BBB+	358,650

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:

135	5.250%, 7/01/27	7/12 at 100.00	BBB–	120,219

480	5.250%, 7/01/36	7/12 at 100.00	BBB–	411,014

750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–	711,098

1,500	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – MBIA Insured	No Opt. Call	AA–	1,503,945

1,645	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	A	1,650,692

2,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003, 5.000%, 1/15/23 – AMBAC Insured	1/13 at 100.00	A	1,994,020

2,475	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – MBIA Insured	8/16 at 100.00	AA–	2,546,924

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	AA–	863,770

Nuveen Investments	43

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,290	Virginia Beach Development Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 5/01/22	5/15 at 100.00	AA+	$2,434,430

1,945	Virginia Port Authority, General Fund Revenue Bonds, Series 2005A, 5.250%, 7/01/19 – FSA Insured (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,021,866

2,750	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/15	No Opt. Call	AA+	3,175,755

1,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2001A, 5.000%, 8/01/16	8/11 at 101.00	AA+	1,060,620

1,360	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17	8/15 at 100.00	AA+	1,503,045

	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A:

1,650	5.000%, 5/01/20	5/11 at 101.00	AA	1,734,348

620	5.000%, 5/01/21	5/11 at 101.00	AA	651,694

1,500	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B, 5.000%, 5/15/15	5/14 at 100.00	AA+	1,690,050

1,500	Westmoreland County Industrial Development Authority, Virginia, Lease Revenue Bonds, Northumberland County School Project, Series 2006, 5.000%, 11/01/31 – MBIA Insured	11/16 at 100.00	A2	1,478,070
80,200	Total Tax Obligation/Limited			76,800,291
	Transportation – 11.6%

	Capital Region Airport Authority, Richmond, Virginia, Revenue Bonds, Richmond International Airport, Series 2005A:

2,310	5.000%, 7/01/22 – FSA Insured	7/15 at 100.00	AAA	2,432,384

2,700	5.000%, 7/01/23 – FSA Insured	7/15 at 100.00	AAA	2,828,925

6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 – FSA Insured	7/18 at 100.00	AAA	6,839,167

1,150	Chesapeake, Virginia, Toll Road Revenue Bonds, Chesapeake Expressway, Series 1999A, 5.625%, 7/15/19	7/09 at 101.00	Baa1	1,163,179

3,025	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2008-A, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/18 at 100.00	AA–	2,942,750

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2001B:

1,475	5.000%, 10/01/26 – MBIA Insured	10/11 at 101.00	AA–	1,486,166

1,250	5.000%, 10/01/31 – MBIA Insured	10/11 at 101.00	AA–	1,236,650

	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B:

5,000	5.000%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	AA–	4,805,300

2,500	5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,225,300

3,000	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2001A, 5.125%, 7/01/31 – FGIC Insured	7/11 at 100.00	AA–	2,913,000

2,610	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – MBIA Insured	2/15 at 100.00	AA–	2,661,443

1,750	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/09 at 100.00	CCC+	809,445

1,730	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AA–	1,892,015

1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AA–	1,589,707

2,155	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	AA–	1,845,111

1,000	Virginia Resources Authority, Airports Revolving Fund Revenue Bonds, Series 2001A, 5.250%, 8/01/23	2/11 at 100.00	Aa2	1,033,240
39,940	Total Transportation			38,703,782

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed – 7.1% (6)

$1,500	Alexandria Industrial Development Authority, Virginia, Fixed Rate Revenue Bonds, Institute for Defense Analyses, Series 2000A, 5.900%, 10/01/30 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 101.00	A	(6)	$1,619,355

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – FSA Insured (ETM)	No Opt. Call	AAA		839,910

1,030	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Convention Center Expansion Project, Series 2000, 6.125%, 6/15/20 (Pre-refunded 6/15/10)	6/10 at 101.00	AAA		1,099,103

85	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3	(6)	96,958

1,450	Loudoun County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	BBB	(6)	1,659,308

1,000	Middlesex County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 1999, 6.000%, 8/01/24 (Pre-refunded 8/01/09) – MBIA Insured	8/09 at 102.00	AA–	(6)	1,029,700

	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A:

500	5.500%, 10/01/32 (Pre-refunded 10/01/10)	10/10 at 101.00	AAA		525,265

1,500	5.500%, 10/01/40 (Pre-refunded 10/01/10)	10/10 at 101.00	AAA		1,575,795

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:

365	5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	BBB–	(6)	402,029

1,320	5.250%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	BBB–	(6)	1,453,914

295	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		305,998

1,370	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 105.00	B2	(6)	1,504,575

	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:

1,290	5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,352,926

5,125	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		5,733,234

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(6)	2,175,380

2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2002A, 5.000%, 2/01/22 (Pre-refunded 2/01/12)	2/12 at 100.00	AA+	(6)	2,192,860
21,580	Total U.S. Guaranteed				23,566,310
	Utilities – 3.9%

	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:

1,115	5.000%, 7/15/17 – MBIA Insured	7/13 at 100.00	AA–		1,191,366

2,000	5.250%, 7/15/23 – MBIA Insured	7/13 at 100.00	AA–		2,016,100

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	A–		2,731,050

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2009A, 5.000%, 5/01/23	5/19 at 100.00	A–		3,056,310

2,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1		1,879,980

Nuveen Investments	45

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$2,000	Richmond, Virginia, Public Utility Revenue Bonds, Series 2009A, 5.000%, 1/15/40	1/19 at 100.00	AA	$2,027,360
13,115	Total Utilities			12,902,166
	Water and Sewer – 6.3%

	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002:

115	5.375%, 4/01/21	4/12 at 100.00	AAA	121,795

800	5.000%, 4/01/27	4/12 at 100.00	AAA	812,888

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – FSA Insured	No Opt. Call	AAA	1,637,353

1,015	James City Service Authority, Virginia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%, 1/15/15 – FSA Insured	1/13 at 101.00	AAA	1,116,378

3,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Series 2007, 4.500%, 1/01/32	1/17 at 100.00	AAA	2,949,750

2,325	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26	1/15 at 100.00	AAA	2,448,667

1,750	Newport News, Virginia, Water Revenue Bonds, Series 2007, 4.750%, 6/01/31 – FSA Insured	6/17 at 100.00	AAA	1,724,153

1,400	Norfolk, Virginia, Water Revenue Refunding Bonds, Series 1998, 5.125%, 11/01/28 – FSA Insured	11/09 at 100.50	AAA	1,408,232

1,900	Prince William County Service Authority, Virginia, Water and Sewerage System Revenue Refunding Bonds, Series 1997, 4.750%, 7/01/29 – FGIC Insured	7/09 at 100.00	AA+	1,885,351

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	1,475,190

750	Virginia Beach, Virginia, Storm Water Utility Revenue Bonds, Series 2000, 6.000%, 9/01/20	9/10 at 101.00	Aa3	794,715

2,485	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Caroline County Public Improvements Project, Series 2001, 5.250%, 5/01/21	5/11 at 101.00	AA	2,625,999

1,000	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, 4.750%, 10/01/27	10/17 at 100.00	AAA	1,036,880

1,135	York County, Virginia, Sewer System Revenue Bonds, Series 2005, 5.000%, 6/01/29 – AMBAC Insured	6/15 at 101.00	Aa3	1,160,560
20,590	Total Water and Sewer			21,197,911
$346,780	Total Investments (cost $339,933,625) – 97.6%			325,865,892
	Other Assets Less Liabilities – 2.4%			8,129,966
	Net Assets – 100%			$333,995,858

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time it is formally determined that the interest on the bonds should be treated as taxable.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of Assets and Liabilities

May 31, 2009

	Florida Preference	Maryland	Pennsylvania	Virginia
Assets
Investments, at value (cost $198,795,613, $148,181,120, $238,334,530 and $339,933,625, respectively)	$185,648,174	$142,777,581	$234,338,570	$325,865,892
Cash	521,509	1,498,991	1,901,589	2,249,029
Receivables:
Interest	2,955,189	2,605,922	3,625,402	5,891,792
Investments sold	1,374,723	1,690,000	—	490,000
Shares sold	88,465	385,648	1,414,007	570,582
Other assets	22,423	251	380	9,657
Total assets	190,610,483	148,958,393	241,279,948	335,076,952
Liabilities
Payables:
Dividends	394,455	221,580	475,665	630,992
Investments purchased	1,986,823	—	4,224,190	—
Shares redeemed	184,414	235,271	164,397	150,811
Accrued expenses:
Management fees	86,237	68,287	108,153	151,634
12b-1 distribution and service fees	35,452	31,217	36,071	57,123
Other	79,488	53,561	64,565	90,534
Total liabilities	2,766,869	609,916	5,073,041	1,081,094
Net assets	$187,843,614	$148,348,477	$236,206,907	$333,995,858
Class A Shares
Net assets	$113,528,037	$63,367,461	$77,292,487	$156,723,926
Shares outstanding	12,645,130	6,320,010	7,758,778	15,310,881
Net asset value per share	$8.98	$10.03	$9.96	$10.24
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$9.37	$10.47	$10.40	$10.69
Class B Shares
Net assets	$6,715,649	$6,069,737	$4,869,705	$9,786,432
Shares outstanding	748,035	604,726	488,613	959,234
Net asset value and offering price per share	$8.98	$10.04	$9.97	$10.20
Class C Shares
Net assets	$17,264,636	$24,991,641	$30,511,664	$36,241,110
Shares outstanding	1,926,728	2,498,667	3,075,189	3,544,882
Net asset value and offering price per share	$8.96	$10.00	$9.92	$10.22
Class I Shares
Net assets	$50,335,292	$53,919,638	$123,533,051	$131,244,390
Shares outstanding	5,608,767	5,370,009	12,446,012	12,877,370
Net asset value and offering price per share	$8.97	$10.04	$9.93	$10.19
Net Assets Consist of:
Capital paid-in	$220,485,678	$153,167,076	$241,178,864	$346,859,968
Undistributed (Over-distribution of) net investment income	246,635	324,503	350,074	1,335,595
Accumulated net realized gain (loss) from investments and derivative transactions	(19,741,260)	260,437	(1,326,071)	(131,972)
Net unrealized appreciation (depreciation) of investments	(13,147,439)	(5,403,539)	(3,995,960)	(14,067,733)
Net assets	$187,843,614	$148,348,477	$236,206,907	$333,995,858

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Operations

Year Ended May 31, 2009

	Florida Preference	Maryland	Pennsylvania	Virginia
Investment Income	$12,105,905	$7,535,985	$12,063,919	$17,968,151
Expenses
Management fees	1,137,244	793,309	1,230,842	1,785,601
12b-1 service fees – Class A	247,953	122,823	145,576	311,498
12b-1 distribution and service fees – Class B	77,884	65,405	50,976	99,547
12b-1 distribution and service fees – Class C	130,693	172,049	226,363	259,970
Shareholders’ servicing agent fees and expenses	90,328	72,119	105,913	131,072
Interest expense on floating rate obligations	—	—	—	118,625
Custodian’s fees and expenses	44,136	36,776	51,819	88,229
Trustees’ fees and expenses	6,058	4,380	6,648	9,694
Professional fees	18,149	15,471	20,773	25,512
Shareholders’ reports – printing and mailing expenses	21,746	20,478	28,490	35,057
Federal and state registration fees	11,856	19,283	14,872	17,659
Other expenses	7,509	5,633	7,748	10,072
Total expenses before custodian fee credit and legal fee refund	1,793,556	1,327,726	1,890,020	2,892,536
Custodian fee credit	(7,651)	(16,379)	(20,322)	(52,831)
Legal fee refund	(2,753)	—	—	—
Net expenses	1,783,152	1,311,347	1,869,698	2,839,705
Net investment income	10,322,753	6,224,638	10,194,221	15,128,446
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(8,740,530)	(79,835)	(496,395)	(208,036)
Forward swaps	139,595	—	—	—
Futures	—	520,523	299,034	144,996
Change in net unrealized appreciation (depreciation) of:
Investments	(13,712,973)	(5,206,998)	(6,764,293)	(16,175,259)
Forward swaps	(127,007)	—	—	—
Net realized and unrealized gain (loss)	(22,440,915)	(4,766,310)	(6,961,654)	(16,238,299)
Net increase (decrease) in net assets from operations	$(12,118,162)	$1,458,328	$3,232,567	$(1,109,853)

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Changes in Net Assets

	Florida Preference		Maryland
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Operations
Net investment income	$10,322,753	$11,396,603	$6,224,638	$5,744,662
Net realized gain (loss) from:
Investments	(8,740,530)	(61,089)	(79,835)	(34,968)
Forward swaps	139,595	(128,972)	—	—
Futures	—	—	520,523	—
Change in net unrealized appreciation (depreciation) of:
Investments	(13,712,973)	(9,346,020)	(5,206,998)	(3,044,152)
Forward swaps	(127,007)	349,182	—	—
Net increase (decrease) in net assets from operations	(12,118,162)	2,209,704	1,458,328	2,665,542
Distributions to Shareholders
From net investment income:
Class A	(5,852,816)	(6,471,056)	(2,561,140)	(2,606,118)
Class B	(321,739)	(422,286)	(233,531)	(294,045)
Class C	(731,351)	(775,469)	(836,101)	(719,092)
Class I (1)	(2,975,573)	(3,512,564)	(2,391,666)	(2,059,813)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I (1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(9,881,479)	(11,181,375)	(6,022,438)	(5,679,068)
Fund Share Transactions
Proceeds from sale of shares	11,474,972	23,788,090	24,704,777	37,295,286
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,792,867	5,681,963	3,470,450	3,740,293
	16,267,839	29,470,053	28,175,227	41,035,579
Cost of shares redeemed	(56,983,646)	(54,528,776)	(32,873,246)	(26,815,148)
Net increase (decrease) in net assets from Fund share transactions	(40,715,807)	(25,058,723)	(4,698,019)	14,220,431
Net increase (decrease) in net assets	(62,715,448)	(34,030,394)	(9,262,129)	11,206,905
Net assets at the beginning of year	250,559,062	284,589,456	157,610,606	146,403,701
Net assets at the end of year	$187,843,614	$250,559,062	$148,348,477	$157,610,606
Undistributed (Over-distribution of) net investment income at the end of year	$246,635	$(194,558)	$324,503	$125,381

(1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Changes in Net Assets (continued)

	Pennsylvania		Virginia
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Operations
Net investment income	$10,194,221	$8,822,604	$15,128,446	$13,605,814
Net realized gain (loss) from:
Investments	(496,395)	(825,904)	(208,036)	577,928
Forward swaps	—	—	—	—
Futures	299,034	—	144,996	—
Change in net unrealized appreciation (depreciation) of:
Investments	(6,764,293)	(2,558,398)	(16,175,259)	(6,276,918)
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	3,232,567	5,438,302	(1,109,853)	7,906,824
Distributions to Shareholders
From net investment income:
Class A	(3,067,252)	(3,051,741)	(6,595,732)	(7,668,173)
Class B	(183,748)	(221,383)	(368,526)	(402,763)
Class C	(1,103,138)	(1,067,617)	(1,292,359)	(1,208,160)
Class I (1)	(5,349,566)	(4,492,165)	(6,022,057)	(4,190,658)
From accumulated net realized gains:
Class A	—	—	(259,285)	(358,655)
Class B	—	—	(18,540)	(22,966)
Class C	—	—	(59,832)	(66,202)
Class I (1)	—	—	(237,708)	(169,085)
Decrease in net assets from distributions to shareholders	(9,703,704)	(8,832,906)	(14,854,039)	(14,086,662)
Fund Share Transactions
Proceeds from sale of shares	62,756,004	66,210,264	89,666,421	126,675,822
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,168,269	4,361,381	6,781,215	7,250,651
	66,924,273	70,571,645	96,447,636	133,926,473
Cost of shares redeemed	(62,390,171)	(40,126,374)	(128,497,237)	(72,230,494)
Net increase (decrease) in net assets from Fund share transactions	4,534,102	30,445,271	(32,049,601)	61,695,979
Net increase (decrease) in net assets	(1,937,035)	27,050,667	(48,013,493)	55,516,141
Net assets at the beginning of year	238,143,942	211,093,275	382,009,351	326,493,210
Net assets at the end of year	$236,206,907	$238,143,942	$333,995,858	$382,009,351
Undistributed (Over-distribution of) net investment income at the end of year	$350,074	$(140,441)	$1,335,595	$517,813

(1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

50	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Florida Preference Municipal Bond Fund (“Florida Preference”), Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide as high a level of current interest income exempt from regular federal, state, and in some cases, local income taxes as is consistent with and preservation of capital through investing primarily in portfolios of quality municipal bonds. The Funds may also invest up to 20% of their net assets, at the time of purchase, in below-investment grade municipal bonds, commonly referred to as “high yield,” “high-risk” or “junk” bonds.

Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Investments, Inc. (“Nuveen”) fund or for purposes of dividend reinvestment. The reinstatement privilege for Class B Shares is no longer available as of December 31, 2008.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2009, Florida Preference and Pennsylvania had outstanding when-issued/delayed delivery purchase commitments of $979,710 and $2,996,330, respectively. There were no such outstanding purchase commitments in Maryland or Virginia.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refunds presented on the Statement of Operations for Florida Preference reflects a refund of workout expenditures paid in a prior reporting period.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	51

Notes to Financial Statements (continued)

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly as a dividend. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No. 140) “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.” In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended May 31, 2009, none of the Funds invested in external-deposited inverse floaters, and Virginia was the only Fund to invest in self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2009, were as follows:

Virginia
Average floating rate obligations	$4,890,384
Average annual interest rate and fees	2.43%

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At May 31, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

52	Nuveen Investments

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Forward interest rate swap transactions are intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date.

The average notional amounts during the fiscal year ended May 31, 2009, were as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Forward swap contract average notional balance	$400,000	$—	$—	$—

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in order to gain exposure to, or hedge against changes in interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable.

The average number of futures contracts outstanding during the fiscal year ended May 31, 2009, were as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Average number of futures contracts outstanding	—	11	9	4

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (“the Adviser”), a wholly-owned subsidiary of Nuveen, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any

Nuveen Investments	53

Notes to Financial Statements (continued)

unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,  credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2009:

Florida Preference	Level 1	Level 2	Level 3	Total
Investments	$—	$185,648,174	$—	$185,648,174

Maryland	Level 1	Level 2	Level 3	Total
Investments	$—	$142,777,581	$—	$142,777,581

Pennsylvania	Level 1	Level 2	Level 3	Total
Investments	$—	$234,338,570	$—	$234,338,570

Virginia	Level 1	Level 2	Level 3	Total
Investments	$—	$321,692,644	$4,173,248	$325,865,892

54	Nuveen Investments

The following is a reconciliation of Virginia’s Level 3 investments held at the beginning and end of the measurement period:

Virginia Level 3 Investments
Balance at beginning of year	$5,000,000
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(751,752)
Net purchases at cost (sales at proceeds)	(75,000)
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	—
Balance at end of year	$4,173,248

For Virginia “Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes $(751,752) of net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end.

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and net change in unrealized appreciation (depreciation) recognized for the fiscal year ended May 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each. The following Funds held derivative instruments during the fiscal year ended May 31, 2009. None of the Funds had outstanding derivative contracts at May 31, 2009.

Amount of Net Realized Gain (Loss)	Florida Preference Forward Swaps	Maryland Futures	Pennsylvania Futures	Virginia Futures
Risk Exposure
Interest Rate	$139,595	$520,523	$299,034	$144,996

Amount of Change in Net Unrealized Appreciation (Depreciation)	Florida Preference Swaps
Risk Exposure
Interest Rate	$(127,007)

Nuveen Investments	55

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Florida Preference
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	644,731	$5,781,949	1,214,281	$12,005,218
Class A – automatic conversion of Class B Shares	141,200	1,273,153	89,156	887,107
Class B	6,095	57,859	37,022	365,160
Class C	218,118	1,922,559	239,828	2,355,516
Class I	280,545	2,439,452	824,131	8,175,089
Shares issued to shareholders due to reinvestment of distributions:
Class A	294,559	2,609,849	305,731	3,015,459
Class B	13,124	116,366	16,135	159,203
Class C	38,023	335,767	37,601	370,070
Class I	195,060	1,730,885	216,789	2,137,231
	1,831,455	16,267,839	2,980,674	29,470,053
Shares redeemed:
Class A	(3,233,480)	(28,067,332)	(3,054,348)	(30,229,840)
Class B	(244,752)	(2,194,726)	(305,529)	(3,029,202)
Class B – automatic conversion to Class A Shares	(141,200)	(1,273,153)	(89,195)	(887,107)
Class C	(330,708)	(2,892,943)	(514,950)	(5,094,785)
Class I	(2,670,926)	(22,555,492)	(1,541,060)	(15,287,842)
	(6,621,066)	(56,983,646)	(5,505,082)	(54,528,776)
Net increase (decrease)	(4,789,611)	$(40,715,807)	(2,524,408)	$(25,058,723)

	Maryland
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,100,997	$10,604,532	1,376,937	$14,263,718
Class A – automatic conversion of Class B Shares	68,717	649,363	61,393	633,111
Class B	1,998	19,428	16,731	173,388
Class C	574,098	5,584,970	540,318	5,572,551
Class I	799,851	7,846,484	1,609,829	16,652,518
Shares issued to shareholders due to reinvestment of distributions:
Class A	162,291	1,569,621	165,752	1,709,852
Class B	12,722	123,198	16,204	167,443
Class C	47,014	453,294	42,206	434,377
Class I	136,736	1,324,337	138,251	1,428,621
	2,904,424	28,175,227	3,967,621	41,035,579
Shares redeemed:
Class A	(1,518,370)	(14,530,689)	(1,641,034)	(16,992,299)
Class B	(172,264)	(1,639,424)	(159,628)	(1,653,405)
Class B – automatic conversion to Class A Shares	(68,644)	(649,363)	(61,312)	(633,111)
Class C	(426,465)	(4,057,483)	(315,969)	(3,271,408)
Class I	(1,263,986)	(11,996,287)	(412,220)	(4,264,925)
	(3,449,729)	(32,873,246)	(2,590,163)	(26,815,148)
Net increase (decrease)	(545,305)	$(4,698,019)	1,377,458	$14,220,431

56	Nuveen Investments

	Pennsylvania
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,015,526	$19,399,054	1,259,721	$12,971,327
Class A – automatic conversion of Class B Shares	23,626	221,847	42,675	437,492
Class B	8,753	82,146	35,053	361,555
Class C	528,873	5,133,958	599,342	6,151,041
Class I	4,042,194	37,918,999	4,520,485	46,288,849
Shares issued to shareholders due to reinvestment of distributions:
Class A	174,880	1,684,435	176,424	1,810,102
Class B	10,643	102,575	12,775	131,117
Class C	57,362	549,956	54,113	553,042
Class I	190,971	1,831,303	182,570	1,867,120
	7,052,828	66,924,273	6,883,158	70,571,645
Shares redeemed:
Class A	(1,910,359)	(18,097,047)	(1,815,480)	(18,653,509)
Class B	(149,587)	(1,452,881)	(101,498)	(1,042,799)
Class B – automatic conversion to Class A Shares	(23,618)	(221,847)	(42,665)	(437,492)
Class C	(741,592)	(6,939,729)	(417,933)	(4,300,336)
Class I	(3,780,797)	(35,678,667)	(1,533,271)	(15,692,238)
	(6,605,953)	(62,390,171)	(3,910,847)	(40,126,374)
Net increase (decrease)	446,875	$4,534,102	2,972,311	$30,445,271

	Virginia
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,671,794	$36,064,171	3,945,407	$42,067,771
Class A – automatic conversion of Class B Shares	22,996	227,833	97,439	1,043,045
Class B	25,593	251,252	62,472	665,082
Class C	667,751	6,555,673	701,387	7,486,688
Class I	4,694,314	46,567,492	7,113,348	75,413,236
Shares issued to shareholders due to reinvestment of distributions:
Class A	373,065	3,675,858	383,213	4,085,102
Class B	20,423	200,346	20,642	219,484
Class C	72,119	709,558	64,549	687,227
Class I	223,715	2,195,453	212,667	2,258,838
	9,771,770	96,447,636	12,601,124	133,926,473
Shares redeemed:
Class A	(7,085,881)	(70,485,089)	(4,512,098)	(48,051,136)
Class B	(179,325)	(1,752,445)	(161,295)	(1,716,641)
Class B – automatic conversion to Class A Shares	(23,075)	(227,833)	(97,716)	(1,043,045)
Class C	(735,239)	(7,071,381)	(547,615)	(5,855,072)
Class I	(5,109,419)	(48,960,489)	(1,461,283)	(15,564,600)
	(13,132,939)	(128,497,237)	(6,780,007)	(72,230,494)
Net increase (decrease)	(3,361,169)	$(32,049,601)	5,821,117	$61,695,979

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2009, were as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Purchases	$27,782,863	$21,601,841	$56,409,598	$37,797,602
Sales and maturities	67,913,590	24,135,098	38,942,746	80,431,787

Nuveen Investments	57

Notes to Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2009, the cost of investments was as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Cost of investments	$198,847,082	$148,169,077	$238,163,126	$339,793,626

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2009, were as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Gross unrealized:
Appreciation	$4,506,656	$4,722,176	$7,266,342	$8,491,146
Depreciation	(17,705,564)	(10,113,672)	(11,090,898)	(22,418,880)
Net unrealized appreciation (depreciation) of investments	$(13,198,908)	$(5,391,496)	$(3,824,556)	$(13,927,734)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2009, the Funds’ tax year end, were as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income*	$926,343	$770,224	$1,010,625	$1,974,016
Undistributed net ordinary income**	289	—	—	306,276
Undistributed net long-term capital gains	—	305,524	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 11, 2009, paid on June 1, 2009.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2009 and May 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Florida Preference	Maryland	Pennsylvania	Virginia
Distributions from tax-exempt income***	$10,016,906	$6,027,966	$9,656,951	$14,349,224
Distributions from ordinary income**	—	—	—	—
Distributions from net long-term capital gains****	—	—	—	577,556

2008	Florida Preference	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$11,270,653	$5,617,929	$8,722,754	$13,196,820
Distributions from net ordinary income**	—	—	—	20,144
Distributions from net long-term capital gains	—	—	—	616,908
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2009, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2009.

At May 31, 2009, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Florida Preference	Pennsylvania	Virginia
Expiration:
May 31, 2010	$—	$193,021	$—
May 31, 2012	9,530,003	—	—
May 31, 2013	1,289,937	—	—
May 31, 2015	—	21,705	—
May 31, 2016	189,437	469,615	—
May 31, 2017	394,228	—	28,860
Total	$11,403,605	$684,341	$28,860

58	Nuveen Investments

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through May 31, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Florida Preference	Pennsylvania
Post-October capital losses	$8,206,645	$641,733

7. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of May 31, 2009, the complex-level fee rate was .1982%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets, for funds that use financial leverage, includes assets managed by the Adviser that are attributable to such financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Nuveen Investments	59

Notes to Financial Statements (continued)

During the fiscal year ended May 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Sales charges collected (Unaudited)	$64,773	$134,796	$81,809	$238,220
Paid to financial intermediaries (Unaudited)	56,293	114,215	71,009	204,324

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Commission advances (Unaudited)	$15,781	$54,203	$41,992	$77,144

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2009, the Distributor retained such 12b-1 fees as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
12b-1 fees retained (Unaudited)	$73,414	$94,959	$73,395	$131,811

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2009, as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
CDSC retained (Unaudited)	$22,475	$14,043	$16,787	$25,575

8. New Accounting Pronouncements

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

During April 2009, the Financial Accounting Standards Board issued FSP No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, “Fair Value Measurements,” when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 166 (SFAS No. 166)

During June 2009, the Financial Accounting Standards Board issued SFAS No. 166, “Accounting for Transfers of Financial Assets – an amendment of SFAS No. 140.” The objective of SFAS No. 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.

SFAS No. 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of SFAS No. 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of SFAS No. 166 should be applied to transfers that occurred both before and after the effective date of SFAS No. 166. At this time, management is evaluating the implications of SFAS No. 166 and the impact it will have on the financial statement amounts and disclosures, if any.

9. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2009, to shareholders of record on June 29, 2009, as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Dividend per share:
Class A	$.0365	$.0345	$.0350	$.0365
Class B	.0310	.0285	.0290	.0305
Class C	.0325	.0300	.0305	.0320
Class I	.0380	.0360	.0365	.0380

60	Nuveen Investments

Financial Highlights

Nuveen Investments	61

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

FLORIDA PREFERENCE
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/90)
2009	$9.75	$.44	$(.78)	$(.34)	$(.43)	$—	$(.43)	$8.98	(3.36)%
2008	10.08	.42	(.33)	.09	(.42)	—	(.42)	9.75	.93
2007	10.08	.42	—	.42	(.42)	—	(.42)	10.08	4.21
2006	10.32	.43	(.25)	.18	(.42)	—	(.42)	10.08	1.79
2005	9.96	.45	.36	.81	(.45)	—	(.45)	10.32	8.27
Class B (2/97)
2009	9.74	.37	(.77)	(.40)	(.36)	—	(.36)	8.98	(4.00)
2008	10.07	.35	(.34)	.01	(.34)	—	(.34)	9.74	.14
2007	10.07	.34	—	.34	(.34)	—	(.34)	10.07	3.42
2006	10.31	.35	(.25)	.10	(.34)	—	(.34)	10.07	1.01
2005	9.95	.37	.36	.73	(.37)	—	(.37)	10.31	7.46
Class C (9/95)
2009	9.73	.39	(.78)	(.39)	(.38)	—	(.38)	8.96	(3.92)
2008	10.06	.37	(.33)	.04	(.37)	—	(.37)	9.73	.38
2007	10.06	.36	.01	.37	(.37)	—	(.37)	10.06	3.67
2006	10.30	.37	(.24)	.13	(.37)	—	(.37)	10.06	1.25
2005	9.95	.39	.36	.75	(.40)	—	(.40)	10.30	7.61
Class I (2/97)(f)
2009	9.74	.46	(.79)	(.33)	(.44)	—	(.44)	8.97	(3.17)
2008	10.07	.45	(.34)	.11	(.44)	—	(.44)	9.74	1.12
2007	10.07	.44	—	.44	(.44)	—	(.44)	10.07	4.40
2006	10.31	.45	(.25)	.20	(.44)	—	(.44)	10.07	1.97
2005	9.95	.47	.36	.83	(.47)	—	(.47)	10.31	8.47

62	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement/Refund			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement/Refund(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$113,528.83%		.83%	4.91%	.83%	.83%	4.91%	.83%	.83%	4.92%	13%
144,215.84		.84	4.30	.84	.84	4.30	.83	.83	4.32	26
163,736.83		.83	4.13	.83	.83	4.13	.82	.82	4.14	12
180,632.84		.84	4.18	.84	.84	4.18	.83	.83	4.19	10
191,615.86		.86	4.38	.86	.86	4.38	.85	.85	4.39	27

6,716	1.58	1.58	4.15	1.58	1.58	4.15	1.58	1.58	4.15	13
10,862	1.59	1.59	3.55	1.59	1.59	3.55	1.58	1.58	3.56	26
14,672	1.57	1.57	3.38	1.57	1.57	3.38	1.57	1.57	3.39	12
20,697	1.59	1.59	3.43	1.59	1.59	3.43	1.58	1.58	3.44	10
25,937	1.61	1.61	3.63	1.61	1.61	3.63	1.60	1.60	3.64	27

17,265	1.38	1.38	4.37	1.38	1.38	4.37	1.38	1.38	4.37	13
19,463	1.39	1.39	3.75	1.39	1.39	3.75	1.38	1.38	3.76	26
22,523	1.38	1.38	3.58	1.38	1.38	3.58	1.37	1.37	3.59	12
29,592	1.39	1.39	3.63	1.39	1.39	3.63	1.38	1.38	3.64	10
29,872	1.41	1.41	3.83	1.41	1.41	3.83	1.40	1.40	3.83	27

50,335.63		.63	5.10	.63	.63	5.10	.63	.63	5.10	13
76,019.64		.64	4.50	.64	.64	4.50	.63	.63	4.52	26
83,658.63		.63	4.33	.63	.63	4.33	.62	.62	4.34	12
69,866.64		.64	4.38	.64	.64	4.38	.63	.63	4.39	10
64,247.66		.66	4.57	.66	.66	4.57	.65	.65	4.58	27

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MARYLAND
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009	$10.27	$.42	$(.25)	$.17	$(.41)	$—	$(.41)	$10.03	1.85%
2008	10.48	.40	(.21)	.19	(.40)	—	(.40)	10.27	1.84
2007	10.44	.40	.03	.43	(.39)	—	(.39)	10.48	4.15
2006	10.75	.41	(.27)	.14	(.41)	(.04)	(.45)	10.44	1.34
2005	10.36	.43	.41	.84	(.44)	(.01)	(.45)	10.75	8.21
Class B (3/97)
2009	10.28	.34	(.25)	.09	(.33)	—	(.33)	10.04	1.09
2008	10.50	.32	(.22)	.10	(.32)	—	(.32)	10.28	.98
2007	10.45	.32	.04	.36	(.31)	—	(.31)	10.50	3.48
2006	10.76	.33	(.27)	.06	(.33)	(.04)	(.37)	10.45	.60
2005	10.38	.35	.40	.75	(.36)	(.01)	(.37)	10.76	7.31
Class C (9/94)
2009	10.25	.36	(.26)	.10	(.35)	—	(.35)	10.00	1.18
2008	10.46	.35	(.22)	.13	(.34)	—	(.34)	10.25	1.31
2007	10.42	.34	.04	.38	(.34)	—	(.34)	10.46	3.63
2006	10.74	.35	(.27)	.08	(.36)	(.04)	(.40)	10.42	.73
2005	10.35	.37	.41	.78	(.38)	(.01)	(.39)	10.74	7.67
Class I (2/92)(f)
2009	10.29	.44	(.26)	.18	(.43)	—	(.43)	10.04	1.96
2008	10.50	.43	(.22)	.21	(.42)	—	(.42)	10.29	2.07
2007	10.46	.42	.03	.45	(.41)	—	(.41)	10.50	4.37
2006	10.77	.43	(.27)	.16	(.43)	(.04)	(.47)	10.46	1.57
2005	10.39	.45	.40	.85	(.46)	(.01)	(.47)	10.77	8.33

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expense Including Interest(e)	Expense Excluding Interest	Net Invest- ment Income	Expense Including Interest(e)	Expense Excluding Interest	Net Invest- ment Income	Expense Including Interest(e)	Expense Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$63,367.86%		.86%	4.30%	.86%	.86%	4.30%	.85%	.85%	4.31%	15%
66,838	1.00	.87	3.89	1.00	.87	3.89	.98	.85	3.90	32
68,593	1.07	.87	3.78	1.07	.87	3.78	1.05	.85	3.80	5
51,784.89		.89	3.88	.89	.89	3.88	.87	.87	3.90	16
44,385.89		.89	4.01	.89	.89	4.01	.89	.89	4.02	8

6,070	1.61	1.61	3.53	1.61	1.61	3.53	1.60	1.60	3.54	15
8,546	1.75	1.62	3.14	1.75	1.62	3.14	1.73	1.60	3.16	32
10,694	1.82	1.62	3.04	1.82	1.62	3.04	1.80	1.60	3.06	5
12,234	1.65	1.65	3.12	1.65	1.65	3.12	1.62	1.62	3.14	16
14,082	1.64	1.64	3.26	1.64	1.64	3.26	1.64	1.64	3.27	8

24,992	1.41	1.41	3.75	1.41	1.41	3.75	1.40	1.40	3.76	15
23,611	1.55	1.42	3.34	1.55	1.42	3.34	1.53	1.40	3.35	32
21,314	1.62	1.42	3.24	1.62	1.42	3.24	1.60	1.40	3.26	5
17,933	1.44	1.44	3.33	1.44	1.44	3.33	1.42	1.42	3.35	16
15,565	1.44	1.44	3.46	1.44	1.44	3.46	1.44	1.44	3.47	8

53,920.66		.66	4.50	.66	.66	4.50	.65	.65	4.51	15
58,615.80		.67	4.09	.80	.67	4.09	.79	.66	4.10	32
45,803.87		.67	3.99	.87	.67	3.99	.85	.65	4.01	5
39,227.69		.69	4.07	.69	.69	4.07	.67	.67	4.09	16
40,325.69		.69	4.21	.69	.69	4.21	.69	.69	4.22	8

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

PENNSYLVANIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (10/86)
2009	$10.23	$.43	$(.29)	$.14	$(.41)	$—	$(.41)	$9.96	1.57%
2008	10.39	.40	(.16)	.24	(.40)	—	(.40)	10.23	2.39
2007	10.33	.40	.06	.46	(.40)	—	(.40)	10.39	4.51
2006	10.58	.42	(.25)	.17	(.42)	—	(.42)	10.33	1.63
2005	10.16	.45	.42	.87	(.45)	—	(.45)	10.58	8.72
Class B (2/97)
2009	10.24	.36	(.29)	.07	(.34)	—	(.34)	9.97	.81
2008	10.39	.33	(.16)	.17	(.32)	—	(.32)	10.24	1.72
2007	10.34	.33	.04	.37	(.32)	—	(.32)	10.39	3.64
2006	10.58	.34	(.24)	.10	(.34)	—	(.34)	10.34	.97
2005	10.16	.37	.42	.79	(.37)	—	(.37)	10.58	7.94
Class C (2/94)
2009	10.19	.38	(.30)	.08	(.35)	—	(.35)	9.92	1.01
2008	10.35	.35	(.16)	.19	(.35)	—	(.35)	10.19	1.86
2007	10.30	.34	.06	.40	(.35)	—	(.35)	10.35	3.89
2006	10.55	.36	(.24)	.12	(.37)	—	(.37)	10.30	1.11
2005	10.13	.39	.43	.82	(.40)	—	(.40)	10.55	8.19
Class I (2/97)(f)
2009	10.20	.45	(.29)	.16	(.43)	—	(.43)	9.93	1.81
2008	10.36	.43	(.16)	.27	(.43)	—	(.43)	10.20	2.64
2007	10.31	.42	.06	.48	(.43)	—	(.43)	10.36	4.66
2006	10.56	.44	(.25)	.19	(.44)	—	(.44)	10.31	1.87
2005	10.14	.47	.42	.89	(.47)	—	(.47)	10.56	8.99

66	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expense Including Interest(e)	Expense Excluding Interest	Net Invest- ment Income	Expense Including Interest(e)	Expense Excluding Interest	Net Invest- ment Income	Expense Including Interest(e)	Expense Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$77,292.84%		.84%	4.44%	.84%	.84%	4.44%	.83%	.83%	4.45%	17%
76,293.84		.84	3.92	.84	.84	3.92	.82	.82	3.94	22
80,966.86		.86	3.84	.86	.86	3.84	.84	.84	3.86	11
78,672.87		.87	3.99	.87	.87	3.99	.85	.85	4.01	14
69,636.89		.89	4.31	.89	.89	4.31	.88	.88	4.31	21

4,870	1.59	1.59	3.68	1.59	1.59	3.68	1.58	1.58	3.69	17
6,577	1.59	1.59	3.17	1.59	1.59	3.17	1.57	1.57	3.19	22
7,679	1.61	1.61	3.10	1.61	1.61	3.10	1.59	1.59	3.11	11
9,791	1.63	1.63	3.25	1.63	1.63	3.25	1.61	1.61	3.26	14
11,999	1.64	1.64	3.56	1.64	1.64	3.56	1.63	1.63	3.56	21

30,512	1.39	1.39	3.89	1.39	1.39	3.89	1.38	1.38	3.90	17
32,929	1.39	1.39	3.37	1.39	1.39	3.37	1.37	1.37	3.39	22
31,009	1.41	1.41	3.29	1.41	1.41	3.29	1.39	1.39	3.31	11
29,778	1.42	1.42	3.44	1.42	1.42	3.44	1.40	1.40	3.46	14
26,370	1.44	1.44	3.76	1.44	1.44	3.76	1.43	1.43	3.76	21

123,533.64		.64	4.65	.64	.64	4.65	.63	.63	4.66	17
122,345.64		.64	4.12	.64	.64	4.12	.62	.62	4.14	22
91,440.66		.66	4.04	.66	.66	4.04	.64	.64	4.06	11
57,152.68		.68	4.19	.68	.68	4.19	.66	.66	4.21	14
55,160.69		.69	4.51	.69	.69	4.51	.68	.68	4.52	21

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

VIRGINIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (3/86)
2009	$10.61	$.45	$(.37)	$.08	$(.43)	$(.02)	$(.45)	$10.24	.95%
2008	10.81	.42	(.18)	.24	(.42)	(.02)	(.44)	10.61	2.24
2007	10.74	.43	.06	.49	(.41)	(.01)	(.42)	10.81	4.60
2006	11.05	.44	(.28)	.16	(.43)	(.04)	(.47)	10.74	1.52
2005	10.62	.47	.47	.94	(.48)	(.03)	(.51)	11.05	9.02
Class B (2/97)
2009	10.58	.37	(.38)	(.01)	(.35)	(.02)	(.37)	10.20	.10
2008	10.78	.34	(.18)	.16	(.34)	(.02)	(.36)	10.58	1.50
2007	10.71	.34	.07	.41	(.33)	(.01)	(.34)	10.78	3.86
2006	11.02	.35	(.27)	.08	(.35)	(.04)	(.39)	10.71	.80
2005	10.59	.39	.47	.86	(.40)	(.03)	(.43)	11.02	8.26
Class C (10/93)
2009	10.60	.40	(.39)	.01	(.37)	(.02)	(.39)	10.22	.29
2008	10.80	.36	(.18)	.18	(.36)	(.02)	(.38)	10.60	1.67
2007	10.73	.36	.07	.43	(.35)	(.01)	(.36)	10.80	4.03
2006	11.03	.38	(.27)	.11	(.37)	(.04)	(.41)	10.73	1.06
2005	10.60	.41	.47	.88	(.42)	(.03)	(.45)	11.03	8.44
Class I (2/97)(f)
2009	10.57	.47	(.38)	.09	(.45)	(.02)	(.47)	10.19	1.08
2008	10.77	.45	(.19)	.26	(.44)	(.02)	(.46)	10.57	2.48
2007	10.71	.45	.05	.50	(.43)	(.01)	(.44)	10.77	4.75
2006	11.02	.46	(.28)	.18	(.45)	(.04)	(.49)	10.71	1.75
2005	10.59	.49	.48	.97	(.51)	(.03)	(.54)	11.02	9.28

68	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expense Including Interest(e)	Expense Excluding Interest	Net Invest- ment Income	Expense Including Interest(e)	Expense Excluding Interest	Net Invest- ment Income	Expense Including Interest(e)	Expense Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$156,724.87%		.83%	4.50%	.87%	.83%	4.50%	.85%	.81%	4.52%	11%
194,526.91		.83	3.95	.91	.83	3.95	.90	.82	3.96	19
199,092.94		.83	3.89	.94	.83	3.89	.93	.82	3.91	12
181,422.84		.84	3.99	.84	.84	3.99	.82	.82	4.01	14
164,054.86		.86	4.32	.86	.86	4.32	.85	.85	4.33	18

9,786	1.62	1.58	3.77	1.62	1.58	3.77	1.61	1.56	3.78	11
11,802	1.66	1.58	3.20	1.66	1.58	3.20	1.65	1.57	3.21	19
13,923	1.70	1.59	3.14	1.70	1.59	3.14	1.68	1.57	3.16	12
17,621	1.60	1.60	3.24	1.60	1.60	3.24	1.58	1.58	3.26	14
20,428	1.61	1.61	3.58	1.61	1.61	3.58	1.60	1.60	3.59	18

36,241	1.42	1.38	3.96	1.42	1.38	3.96	1.41	1.36	3.98	11
37,527	1.46	1.38	3.39	1.46	1.38	3.39	1.45	1.37	3.41	19
35,868	1.49	1.38	3.34	1.49	1.38	3.34	1.48	1.37	3.36	12
30,136	1.39	1.39	3.43	1.39	1.39	3.43	1.37	1.37	3.46	14
24,137	1.41	1.41	3.77	1.41	1.41	3.77	1.40	1.40	3.78	18

131,244.67		.63	4.71	.67	.63	4.71	.65	.61	4.73	11
138,154.71		.63	4.14	.71	.63	4.14	.70	.62	4.15	19
77,611.74		.63	4.09	.74	.63	4.09	.73	.62	4.11	12
56,842.64		.64	4.19	.64	.64	4.19	.62	.62	4.21	14
53,408.66		.66	4.53	.66	.66	4.53	.65	.65	4.54	18

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	69

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Florida Preference Municipal Bond Fund, Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the “Funds”) at May 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 27, 2009

70	Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”) which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the Funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Nuveen Investments	71

Annual Investment Management Agreement Approval Process (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Funds managed by NAM in the aggregate ranked by peer group and the performance of such Funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of the Fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the

72	Nuveen Investments

allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for Funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be

Nuveen Investments	73

Annual Investment Management Agreement Approval Process (continued)

useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

74	Nuveen Investments

Notes

Nuveen Investments	75

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	199
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	199
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

76	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	199
Mark J.P. Anson 6/10/59 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199
Nizida Arriaga 6/1/1968 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

Nuveen Investments	77

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199
Margo L. Cook 4/11/64 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	74
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	199
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199
William T. Huffman 5/7/1969 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	199
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	199
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	199
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199

78	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	199
Gregory Mino 1/4/1971 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	199
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	74
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	199

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	79

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

80	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	81

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS1-0509D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Arizona Municipal Bond Fund	8,972	0	550	0
Colorado Municipal Bond Fund	8,255	0	550	0
Florida Preference Municipal Bond Fund	12,498	0	550	0
Maryland Municipal Bond Fund	11,086	0	550	0
New Mexico Municipal Bond Fund	8,819	0	550	0
Pennsylvania Municipal Bond Fund	13,538	0	550	0
Virginia Municipal Bond Fund	16,020	0	550	0
Total	$79,188	$0	$3,850	0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Arizona Municipal Bond Fund	0	0	0	0
Colorado Municipal Bond Fund	0	0	0	0
Florida Preference Municipal Bond Fund	0	0	0	0
Maryland Municipal Bond Fund	0	0	0	0
New Mexico Municipal Bond Fund	0	0	0	0
Pennsylvania Municipal Bond Fund	0	0	0	0
Virginia Municipal Bond Fund	0	0	0	0

Fiscal Year Ended May 31, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Arizona Municipal Bond Fund	9,105	0	874	0
Colorado Municipal Bond Fund	8,266	0	685	0
Florida Preference Municipal Bond Fund	13,403	0	1,703	0
Maryland Municipal Bond Fund	10,805	0	1,117	0
New Mexico Municipal Bond Fund	8,678	0	757	0
Pennsylvania Municipal Bond Fund	12,678	0	1,382	0
Virginia Municipal Bond Fund	15,620	0	1,861	0
Total	$78,555	$0	$8,378	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Arizona Municipal Bond Fund	0	0	0	0
Colorado Municipal Bond Fund	0	0	0	0
Florida Preference Municipal Bond Fund	0	0	0	0
Maryland Municipal Bond Fund	0	0	0	0
New Mexico Municipal Bond Fund	0	0	0	0
Pennsylvania Municipal Bond Fund	0	0	0	0
Virginia Municipal Bond Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended May 31, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended May 31, 2009	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Arizona Municipal Bond Fund	550	0	0	550
Colorado Municipal Bond Fund	550	0	0	550
Florida Preference Municipal Bond Fund	550	0	0	550
Maryland Municipal Bond Fund	550	0	0	550
New Mexico Municipal Bond Fund	550	0	0	550
Pennsylvania Municipal Bond Fund	550	0	0	550
Virginia Municipal Bond Fund	550	0	0	550
Total	$3,850	$0	$0	$3,850

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Arizona Municipal Bond Fund	874	0	0	874
Colorado Municipal Bond Fund	685	0	0	685
Florida Preference Municipal Bond Fund	1,703	0	0	1,703
Maryland Municipal Bond Fund	1,117	0	0	1,117
New Mexico Municipal Bond Fund	757	0	0	757
Pennsylvania Municipal Bond Fund	1,382	0	0	1,382
Virginia Municipal Bond Fund	1,861	0	0	1,861
Total	$8,378	$0	$0	$8,378

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date August 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date August 6, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date August 6, 2009